Exhibit 10.6

June 13, 2005

Robinson’s Bend Marketing II, LLC

111 Market Place, Suite 500

Baltimore, MD 21202

Re:	Marketing Authorization for Gas and Natural Liquid Sales from Robinson’s Bend Marketing II, LLC

Ladies and Gentlemen:

THIS AGREEMENT (the “Agreement”) IS MADE AND ENTERED INTO by and between Torch Energy TM, Inc., herein referred to as “TETM” and Robinson’s Bend Marketing II, LLC, herein referred to as “RB Marketing.”

WHEREAS, RB Marketing desires to designate TETM as its manager for the provision of natural gas marketing services as set forth herein and TETM desires to serve in such capacity;

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, TETM and RB Marketing do hereby agree as follows:

1. Term. The initial term of this Agreement shall commence on June 13, 2005 (the “Effective Date”) and shall continue for a term expiring on June 30, 2007 (the “Term”). At any time during the Term hereof, RB Marketing shall have the option, but not the obligation, to terminate this Agreement for convenience. RB Marketing shall exercise its termination for convenience option by delivering written notice of termination identifying the termination date (which shall be at least thirty (30) days after the delivery of such notice). If such termination occurs prior to June 30, 2007, TETM shall be paid a termination fee equal to $720,000 less an amount equal to $30,000 multiplied by the number of months this Agreement will have been effective prior to the termination date, pro rated for any partial months.

2. Services. During the Term of this Agreement, TETM shall be RB Marketing’s manager and provide to RB Marketing the services described in Schedule A attached hereto (the “Services”) with respect to the Oil and Gas Properties (as such term is defined in that certain Asset Purchase and Sale Agreement effective as of May 1, 2005 by and among Everlast Energy LLC, RB Marketing Company LLC, Robinson’s Bend Operating Company, LLC and CBM Equity IV, LLC (P&S Agreement”)), such Oil and Gas Properties being additionally identified on Schedule C attached hereto. The rights, duties and obligations of TETM as RB Marketing’s

Robinson’s Bend Marketing II, LLC

June 13, 2005

manager shall be controlled by this Agreement, the schedules hereto, and any applicable amendments hereto or thereto.

3. Charges for the Services. TETM shall be compensated for the Services as set forth in Schedule B attached hereto.

4. Indemnification. RB Marketing hereby covenants and agrees to and does hereby indemnify, defend, protect, save and hold harmless the Indemnitee (as such term is hereinafter defined) from and against any and all Claims (as such term is hereinafter defined) asserted against the Indemnitee arising out of this Agreement or on account of the Services, including without limitation, any negligent acts or negligent omissions of the Indemnitee, or other alleged or adjudicated wrongful act or omission, default or breach of whatever kind or nature, whatsoever arising; provided, however, that RB Marketing shall have no obligation under this Section 4 if such Claims arise due to the gross negligence or willful misconduct of TETM or its representatives in the performance of the Services. As used herein, the term “Indemnitee” shall mean TETM, any affiliate of TETM, and any officer, director, employee, agent, attorney, joint venturer, partner (limited or general), servant, representative, trustee, successor, assign or shareholder of TETM. As used herein, the term “Claims” shall mean allegations, actions, claims, liabilities, demands, debts, actions, causes of action, suits, dues, reckonings, controversies, promises, rights of indemnity and contribution, and all attorneys’ fees and costs of court related to or incurred in connection therewith, of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort or otherwise, at law or in equity, whether heretofore or hereafter existing or accruing. The provisions of this Section 4 shall survive any termination of this Agreement. NO PARTY SHALL BE LIABLE FOR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST REVENUE AND/OR PROFITS) OR ANY EXEMPLARY OR PUNITIVE DAMAGES, REGARDLESS OF THE FORM OF ACTIONS, WHETHER IN CONTRACT, TORT OR OTHERWISE, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5. Relationships. TETM, in furnishing services to RB Marketing hereunder, is providing such services only as an independent contractor. This Agreement does not create, and shall not be construed to create, any employer-employee, joint venture or partnership relationship between the parties hereto or their respective affiliates, and no party hereto, or their respective affiliates, shall at any time be deemed to be an employee, servant, agent or contractor of the other party or its affiliates for any purpose whatsoever.

6. Governing Law. THIS AGREEMENT, AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT (INCLUDING, WITHOUT LIMITATION, PROVISIONS CONCERNING LIMITATIONS OF

Robinson’s Bend Marketing II, LLC

June 13, 2005

ACTION), SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS NOTWITHSTANDING ANY CONFLICT-OF-LAWS DOCTRINES OF SUCH STATE OR OTHER JURISDICTION TO THE CONTRARY. ANY PROCEEDINGS ARISING OUT OF AND/OR RELATING TO THIS AGREEMENT SHALL BE RESOLVED BY A JUDGE TRIAL WITHOUT A JURY AND THE RIGHT TO A JURY TRIAL IS WAIVED TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.

7. Force Majeure.

(a) Subject to clause (b) below, neither party shall be liable for any failure or delay in the performance of its obligations, other than payment obligations, under this Agreement to the extent such failure or delay is caused, directly or indirectly, without fault by such party, by any cause beyond the reasonable control of such party (“Force Majeure Event”). Force Majeure Events shall include, but not be limited to, disruptions caused by third party failures of public utilities, building facilities, communications facilities or public safety functions.

(b) Upon the occurrence of a Force Majeure Event, the non-performing party shall be excused from any further performance or observance of the affected obligation(s) for as long as such circumstances prevail and so long as such party continues to attempt to recommence performance or observance whenever and to whatever extent possible without delay. Any party so delayed in its performance will immediately notify the other by telephone or by the most timely means otherwise available (to be confirmed in writing within two (2) business days of the inception of such delay) and describe in reasonable detail the circumstance causing such delay.

8. Entire Agreement. This Agreement, together with the attached schedules hereto and any other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

9. Amendments and Waivers. Any changes, modifications or amendments of this Agreement shall be in writing and signed by each of the parties hereto. No waiver by a party of its rights or of any default by the other party under this Agreement shall operate or be construed as a continuing waiver of such rights or a waiver of any future default, whether of a like or different character.

10. Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects, this Agreement shall remain in full force and effect.

Robinson’s Bend Marketing II, LLC

June 13, 2005

11. Assignment. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, provided that this Agreement shall not be transferred or assigned, by operation of law or otherwise, by either party without the other party’s prior written consent, which consent shall not be unreasonably withheld.

12. Notices. Any notice, request, demand or other communication required or permitted to be made under this Agreement shall be in writing and shall be delivered personally or shall be sent by facsimile transmission. Any such notice, request, demand or other communication shall be deemed given when so delivered personally or sent by facsimile transmission (and confirmed to have been received) to the address set forth below (or to any other address subsequently furnished in writing by either party, in accordance with this Section 12). Such notice, request, demand or other communication will be deemed to have been given as of the date so delivered personally or sent by facsimile.

To:	RB Marketing:	TETM:

Correspondence	Robinson’s Bend Marketing II, LLC 111 Market Place, Suite 500 Baltimore, Maryland 21202 Attention: Legal Facsimile: (410) 468-3499	Torch Energy TM, Inc. 1221 Lamar, Suite 1175 Houston, Texas 77010 Attention: Marketing Facsimile: (713) 759-0805

Invoices	Robinson’s Bend Marketing II, LLC 111 Market Place, Suite 500 Baltimore, Maryland 21202 Attention: Operations	Torch Energy TM, Inc. 1221 Lamar, Suite 1175 Houston, Texas 77010 Attention: Gas Marketing Accounting

Payments	Robinson’s Bend Marketing II, LLC Bank: M&T Bank, Baltimore, Maryland ABA: 0220-0004-6 ACCT: 191-9007-8	Torch Energy TM, Inc. Amegy Bank of Texas Houston, Texas ABA: 113011258 ACCT: 127833

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute collectively, one instrument.

Robinson’s Bend Marketing II, LLC

June 13, 2005

Very Truly Yours,

TORCH ENERGY TM, INC.

By:	/s/ John Lendrum III
Name:	John Lendrum III
Title:	President

[SIGNATURE PAGE TO MARKETING AUTHORIZATION LETTER]

Robinson’s Bend Marketing II, LLC

June 13, 2005

Accepted and agreed to this 13th day of June, 2005.

ROBINSON’S BEND MARKETING II, LLC

By:	/s/ Stuart R. Rubenstein
Stuart R. Rubenstein
Chief Operating Officer

[SIGNATURE PAGE TO MARKETING AUTHORIZATION LETTER]

SCHEDULE A

I.	NATURAL GAS MARKETING SERVICES

TETM shall provide natural gas marketing services for RB Marketing to purchasers approved by RB Marketing as described below:

A.	Monitor and analyze monthly markets

1.	Maintain up-to-date market information from daily periodicals, various financial services and downstream natural gas users/buyers.

2.	Evaluate monthly spot/term markets, including basis differentials, in order to maximize wellhead value.

3.	Participate in regulatory review of FERC proposed rules and opinions which may effect revenue and operations.

B.	Develop natural gas marketing strategy with the guidance of RB Marketing.

C.	Communicate with field operations personnel to maintain smooth flow of production to marketing (sales).

D.	Market future production

1.	Survey the market and present market data to RB Marketing for RB Marketing’s determination of parties to whom gas will be sold. No sales shall be made without RB Marketing’s prior approval. TETM and RB Marketing will develop an approved list of parties with RB Marketing’s credit requirements for each.

2.	Review drilling data provided by RB Marketing to identify upcoming production with respect to the Oil and Gas Properties.

3.	Participate in routine drilling and operations meetings as requested by RB Marketing.

E.	Study price reports, forecasts and statistics.

F.	Research pipeline logistics for marketing of natural gas production

G.	Management of pipeline and producer imbalances when RB Marketing advises and provides imbalance information

H.	Natural gas control

1.	Daily contact through computer bulletin boards of pipelines to confirm nominations and flow of natural gas.

2.	Resolve metering difference between pipelines and field operations.

3.	Provide allocations of natural gas sales.

II.	CONTRACT ADMINISTRATION

TETM shall provide administrative services for RB Marketing as described below:

A.	Monitor contracts for compliance of terms

B.	Maintain natural gas marketing contract files and database

C.	Coordinate contracts, deal sheets, and memos for communication of marketing information to RB Marketing

1.	Includes calculations of royalty adjustments for special circumstances.

2.	Assistance to RB Marketing to ensure collection of monies on natural gas sales and resolution of pricing discrepancies.

D.	Obtain executed confirmations from purchasers and approve by initialing, then forward to RB Marketing for execution for all natural gas sales

E.	Review and approve by initialing original contracts, then forward to RB Marketing for execution

F.	Provide documentation of changes in purchasers and/or transporters of natural gas production

III.	REPORTING/PRICING SERVICES

TETM shall provide reporting and pricing services for RB Marketing as described below:

A.	Provide pricing reports on the Oil and Gas Properties (as such term is defined in the P&S Agreement) as requested by RB Marketing

B.	Provide pricing tables, spreadsheet applications, basis differential comparison and charts upon reasonable request on current production properties

1.	Provide pricing for reserve reports (on request)

2.	Provide monthly Nymex prices, including natural gas spot month close and average for final three days of contracts

IV.	MANAGEMENT OF SUPPORT SERVICES

TETM shall attend management, bankers and other special meetings at RB Marketing’s reasonable request.

SCHEDULE B

CHARGES

NATURAL GAS MARKETING SERVICES AGREEMENT

A. Base Charge. RB Marketing shall pay to TETM a Base Charge of $30,000.00 per calendar month, commencing with payment for the month of July 2005 and continuing each calendar month thereafter for the Term of this Agreement.

B. Variable Charge. In addition to the Base Charge, RB Marketing shall pay to TETM a Variable Charge each calendar month, commencing with payment for the month of July 2005 and continuing each calendar month thereafter for the Term of this Agreement. The Variable Charge shall be calculated according to the following formula:

50% x A x (B - C), where

A = Volume of Applicable Gas (MMBTu),

B = Weighted Average Price Received ($/MMBTu),

C = Monthly Index Price ($/MMBTu)

For the purpose of the calculation of the Variable Charge, the Monthly Index Price for the applicable month shall be the Index Price per MMBTu for “Prices of Spot Gas Delivered to Pipelines (per MMBTu dry): Southern Natural Gas Co.: Louisiana: Index” as published in the first issue during such month of Inside FERC’s Gas Market Report.

For the purpose of the calculation of the Variable Charge, the Weighted Average Price Received for the applicable month shall be equal to the revenue received, net of transportation costs, from approved third-party purchasers for the Applicable Gas for such month divided by the total volume of Applicable Gas sold in such month, rounded to the nearest hundredth of a cent. The term “Applicable Gas” as used herein shall mean only gas sold from RB Marketing’s working interests in the Oil and Gas Properties.

If in any month, the Monthly Index Price is greater than or equal to the Weighted Average Price Received, the Variable Charge for such month shall be $0.

C. Expenses. All entertainment expenses incurred by TETM personnel in providing the normal and routine business of marketing gas production shall be borne by TETM. All other out-of-pocket expenses incurred at RB Marketing’s request will be reimbursed by RB Marketing.

D. Payment. Following the end of each calendar month, TETM shall deliver to RB Marketing a monthly invoice for the preceding month, to the address specified in Section 12 of the Agreement, for the Base Charge and the Variable Charge as shown in reasonable detail. RB Marketing shall remit the amount due by wire transfer in immediately available funds within thirty (30) business days after the date the invoice is delivered to RB Marketing, provided that if the payment date is not a business day, payment is due on the next business day following such date. In the event any payments are due to RB Marketing hereby, payment to RB Marketing shall be made in accordance with this section.

SCHEDULE C

DESCRIPTION OF OIL AND GAS PROPERTIES

PART 1

ALL RIGHT, TITLE, ESTATE, CLAIM AND INTEREST OF ROBINSON’S BEND PRODUCTION II, LLC (“RBPII”) IN AND TO THE FOLLOWING “OIL AND GAS PROPERTIES” SITUATED IN THE ROBINSON’S BEND COAL DEGASIFICATION FIELD, TUSCALOOSA COUNTY, ALABAMA, INCLUDING, BUT NOT LIMITED TO, ALL RIGHT, TITLE, ESTATE, CLAIM AND INTEREST OF RBPII IN AND TO ALL OF THE “LEASES” AND THE “LANDS” DESCRIBED IN OR BY THE FOLLOWING INSTRUMENTS:

1.	Assignment, Conveyance and Bill of Sale dated effective as of 11:59 p.m. on December 31, 2002, executed by Velasco Gas Company, L.P., as grantor, in favor of Everlast Energy LLC, as grantee, recorded on January 7, 2003, in the Office of the Probate Judge of Tuscaloosa County, Alabama in Deed Book 2003, Page 269.

2.	Assignment, Conveyance and Bill of Sale executed on January 6, 2003, effective as of 7:00 a.m. on October 15, 2002, executed by Torch E & P Company, Torch Energy Services, Inc., TEAI Oil & Gas Company, and Torch Energy Marketing, Inc., collectively as grantor, in favor of Everlast Energy LLC, as grantee, recorded on January 7, 2003, in the Office of the Probate Judge of Tuscaloosa County, Alabama in Deed Book 2003, Page 245, and re-recorded in Deed Book 2005, Page 12305.

SCHEDULE C

DESCRIPTION OF OIL AND GAS PROPERTIES

PART 2

ALL RIGHT, TITLE, ESTATE, CLAIM AND INTEREST OF ROBINSON’S BEND PRODUCTION II, LLC (“RBPII”) IN AND TO THE FOLLOWING “OIL AND GAS PROPERTIES” SITUATED IN THE ROBINSON’S BEND COAL DEGASIFICATION FIELD, TUSCALOOSA COUNTY, ALABAMA, INCLUDING, BUT NOT LIMITED TO, ALL RIGHT, TITLE, ESTATE, CLAIM AND INTEREST OF RBPII IN AND TO ALL OF THE “LEASES” AND THE “LANDS” DESCRIBED IN OR BY THE FOLLOWING INSTRUMENTS:

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Acker, Jr., James B.	Everlast Energy LLC	2004/5208	November 14, 2003	Section 12, T21S, R11W

Acker, Morris R. and wife, Beatrice R. Acker	Everlast Energy LLC	2003/22877	September 23, 2003	Section 33, T20S, R11W

Acker, Opal P., Individually and as Executrix of the Estate of Lester E. Acker	Everlast Energy LLC	2004/5342	November 12, 2003	Section 12, T21S, R11W

Allen, Darby Jack and wife, Sharon D. Allen	Everlast Energy LLC	2004/5188	October 26, 2003	Section 12, T21S, R11W

Amos, Lavon	EVERLAST ENERGY LLC	2005/1884		Sections 21 & 22, T22S, R11W

Amos, Jr., Robert	EVERLAST ENERGY LLC	2005/1881	November 30, 2004	Sections 21 & 22, T22S, R11W

Amos, Ronald	EVERLAST ENERGY LLC	2005/1878	November 30, 2004	Sections 21 & 22, T22S, R11W

Anders, Ronald and wife Sue	Everlast Energy LLC	2004/5186	September 17, 2003	Section 14, T21S, R11W

Arrowood, James H. and wife, Heidi Renee Arrowood	EVERLAST ENERGY LLC	2004/446	October 22, 2003	Section 13, T22S, R12W

Bailey, Connie V.	Everlast Energy LLC	2004/3542	October 26, 2003	Section 12, T21S, R11W

Bailey, David Clark and wife, Traci Lynne Pate Bailey	Everlast Energy LLC	2004/3512	September 12, 2003	Section 17, T21S, R11W

Baird, Connie Jannine	EVERLAST ENERGY LLC	2005/1805	November 1, 2004	Section 28, T22S, R11W

Baisden, Carroll Lee and wife, Jackie N. Baisden	Everlast Energy LLC	2004/27080	August 10, 2004	Section 1, T21S, R12W

Ball, Margie P.	Everlast Energy LLC	2004/5230	December 9, 2003	Sections 4 & 9, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Bane Family Partnership, LTD	Everlast Energy LLC	2003/24555	September 17, 2003	Sections 19 & 31, T20S, R11W; Sections 24, 25 & 36, T20S, R12W; Section 6, T12S, R11W; Section 23, T22S, R11W

Banks, Hannah	Everlast Energy LLC	2004/23287	August 11, 2004	Section 20 & 22, T22S, R11W

Banks, Rodger Dale and wife, Carolyn Banks	EVERLAST ENERGY LLC	2004/5232	November 26, 2003	Section 3, T21S, R11W

Barksdale, Arlis and wife, Jennifer	Everlast Energy LLC	2004/28137	August 16, 2004	Section 5, T21S, R11W

Barton, Eddie	Everlast Energy LLC	2003/21495	July 26, 2003	Section 32, T20S, R11W

Barton, Eddie Joe	Everlast Energy LLC	2003/24560	September 16, 2003	Section 17, T21S, R11W

Barton, Harold	Everlast Energy LLC	2003/21500	July 26, 2003	Section 32, T20S, R11W

Beck Bobby R. and wife, Earline B. Beck	EVERLAST ENERGY LLC	2005/1746	October 5, 2004	Section 31, T22S, R11W

Beck, J.D. and wife, Sarah H. Beck	EVERLAST ENERGY LLC	2004/28139	October 5, 2004	Section 31, T22S, R11W

Beck, Rebecca Celeste Scales	Everlast Energy LLC	2003/21503	August 8, 2003	Sections 5 & 6, T21S, R11W

Bell, Jr., Charles Russell	Everlast Energy LLC	2004/10381	December 30, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Beverly-Baker, LLC	EVERLAST ENERGY LLC	2004/5206	November 25, 2003	Section 22, T22S, R12W

Biggs, William Joseph and wife, Linda Sue Biggs	Everlast Energy LLC	2004/12221	November 24, 2003	Sections 26 & 34, T20S, R11W

Bigham, Troy C. and wife, Sue H. Bigham	Everlast Energy LLC	2004/5203	October 6, 2003	Section 11, T21S, R11W

Blackburn, Jr., Cleo and wife, Roamelia Willis Blackburn	EVERLAST ENERGY LLC	2005/6376	September 23, 2004	Section 13, T22S, R12W

Bobo, Hazel L.	Everlast Energy LLC	2004/428	September 3, 2003	Section 10, T21S, R11W

Bonner, Riley Gary and wife, Nancy Utley Bonner	Everlast Energy LLC	2004/27083	August 12, 2004	Section 1, T21S, R12W

Bonner, Ronald W. and wife, Minnie L. Bonner	Everlast Energy LLC	2004/438	October 26, 2003	Section 12, T21S, R11W

Booker, Joseph Washington	EVERLAST ENERGY LLC	2005/12370	January 10, 2005	Section 30, T22S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Booth, Arliss	Everlast Energy LLC	2004/5184	October 26, 2003	Section 12, T21S, R11W

Booth, Aubrey Raiford	Everlast Energy LLC	2004/23289	July 7, 2004	Section 34, T21S,R12W

Booth Aubrey Raiford	Everlast Energy LLC	2005/1876	July 21, 2004	Section 26, T21S, R12W

Booth, Derrill & Irene H. Booth	Everlast Energy LLC	2004/5305	November 1, 2003	Section 4, T21S, R11W

Booth, Donald	Everlast Energy LLC	2003/24563	August 16, 2003	Section 34, T21S, R12W

Booth, Faye Ellen, Individually & As A/F for Leon C. Booth	Everlast Energy LLC	2004/5200	November 11, 2003	Section 1, T21S, R11W

Booth, Harold Eugene	Everlast Energy LLC	2003/21505	August 13, 2003	Sections 23 & 26, T21S, R12W

Booth, Irene H.	Everlast Energy LLC	2004/5307	November 4, 2003	Section 4, T21S, R11W

Booth, James L. Jr.	EVERLAST ENERGY LLC	2004/27085	September 1, 2004	Section 23, T22S,R12W

Booth, Jerone Sr., and wife, Wilma L. Booth	Everlast Energy LLC		June 24, 2004	Section 34, T21S, R12W

Booth, Ronald and wife Patty L. Booth	Everlast Energy LLC	2005/1802	October 14, 2004	Section 36, T20S,R12W

Booth, Jr., Ronald	Everlast Energy LLC	2004/12228	October 21, 2003	Section 4, T21S, R11W

Booth, Mary I.	Everlast Energy LLC	2004/12226	October 23, 2003	Section 12, T21S, R11W

Booth, Randy Ray	Everlast Energy LLC	2005/1873	July 22, 2004	Section 26, T21S, R12W

Booth, Randy Ray	Everlast Energy LLC	2004/28142	July 22, 2004	Section 34, T21S, R12W

Booth, Jr. Robert	Everlast Energy LLC	2004/19479	June 7, 2004	Section 34, T21S, R12W

Booth, Ronald	Everlast Energy LLC	2004/5621	November 4, 2003	Section 4, T21S, R11W

Booth, Roy Eugene	Everlast Energy LLC	2004/12230	October 28, 2003	Section 12, T21S, R11W

Boothe, Joseph D. and wife, Janet S. Boothe	Everlast Energy LLC	2004/12232	September 14, 2003	Section 17, T21S, R11W

Boothe, Kenneth Wayne	Everlast Energy LLC	2003/21508	August 13, 2003	Section 20, T21S, R11W

Boothe, Waldo E. and Betty Crawford	Everlast Energy LLC	2004/5197	November 22, 2003	Section 3, T21S, R11W

Boothe, William Howard and wife, Kathleen Boothe	Everlast Energy LLC	2004/5182	October 1, 2003	Section 35, T20S, R12W

Boothe, William Howard Ind. and as Independent Executor under the Will of Irene O’Hanion Boothe	Everlast Energy LLC	2004/5194	October 1, 2003	Section 35, T20S, R12W & Section 2, T21S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Boothe, Woodrow and wife, Rosa White Boothe	Everlast Energy LLC	2004/5312	February 17, 2004	Sections 19 & 20, T22S, R11W

Brand, Anthony P. and wife, Rhonda	Everlast Energy LLC	2004/3514	August 10, 2003	Section 5, T21S, R11W

Brasher, David T. and wife, Mary Brasher	Everlast Energy LLC	2004/5178	November 25, 2003	Section 12, T21S, R11W

Bresnahan, Tonnie O. and wife, Faustine P.	Everlast Energy LLC	2004/12235	December 8, 2003	Section 4, T21S, R11W

Bresnahan, Tonnie O. and wife, Faustine P.	Everlast Energy LLC	2004/431	September 24, 2003	Section 4, T21S, R11W

Brewer, Phillip S. and wife, Haley M. Brewer	Everlast Energy LLC	2004/12238	December 12, 2003	Section 12, T21S, R11W

Broughton, Felicia K.	Everlast Energy LLC	2004/5303	November 7, 2003	Section 4, T21S, R11W

Broughton, Glen A. and wife, Betty Ann Broughton	Everlast Energy LLC	2003/21512	July 29, 2003	Sections 4 & 5, T21S, R11W

Broughton, Glen A. and wife, Betty Ann Broughton	Everlast Energy LLC	2003/24436	October 7, 2003	Section 4, T21S, R11W

Brown, Arbelene	EVERLAST ENERGY LLC	2005/1871	August 25, 2004	Section 20, T22S, R11W

Brown Ardelia	EVERLAST ENERGY LLC	2005/1980	January 7, 2005	Section 30, T22S, R11W

Brown, David S and Danny Junkin	Everlast Energy LLC	2004/10421	November 20, 2003	Section 2, T21S, R12W

Brown, Joseph C.	Everlast Energy LLC	2004/10386	November 24, 2003	Section 2, T21S, R12W

Brown, Roy Archie and wife, Maggie V. Brown	Everlast Energy LLC	2004/5362	November 6, 2003	Section 3, T21S, R11W

Burge, Walton D. and wife, Candice W. Burge	Everlast Energy LLC	2004/5180	November 16, 2003	Section 12, T21S, R11W

Burke, Jr., William C. and wife, Lola E. Burke and William C. Burke, III	Everlast Energy LLC	2004/3544	October 28, 2003	Section 9, T21S, R11W

Burkhalter, William T. and wife, Jeanetta C. Burkhalter	Everlast Energy LLC	2003/24566	September 3, 2003	Section 10, T21S, R11W

Burroughs A. R.	Everlast Energy LLC	2004/27087	July 28, 2004	Section 26, T21S, R12W

Burroughs, Archie L.	Everlast Energy LLC	2005/1869	July 28, 2004	Section 26, T21S, R11W

Burroughs, Billy Ray as Executor and Trustee Under the Will of Calvin Doyle Burroughs	Everlast Energy LLC	2003/22904	August 10, 2003	Sections 11 & 12, T21S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Burroughs, Darlene Booth and husband, Flavis L. Burroughs	Everlast Energy LLC	2004/5190	September 12, 2003	Sections 17 & 20, T21S, R11W

Burroughs, David L.	Everlast Energy LLC	2005/1866	July 29, 2004	Section 26, T21S, R12W

Burroughs, Falvis L.	Everlast Energy LLC	2004/27089	July 29, 2004	Section 26, T21S, R12W

Burroughs, Helen Partrich	EVERLAST ENERGY LLC	2004/3547	October 20, 2003	Section 14, T22S, R12W

Burrough, Irma Addilene	Everlast Energy LLC	2005/1820	July 27, 2004	Section 26, T21S, R12W

Burroughs, James Barry and wife, Amanda S. Burroughs	EVERLAST ENERGY LLC		November 11, 2004	Section 13, T22S, R12W

Burroughs, Jeremy Patrick	EVERLAST ENERGY LLC	2004/5317	December 2, 2003	Section 15, T22S, R12W

Burroughs, Jerry W.	Everlast Energy LLC	2004/27091	September 1, 2004	Section 14, T21S, R12W

Burroughs, Jimmy	Everlast Energy LLC	2004/27093	July 29, 2004	Section 26, T21S, R12W

Burroughs, Joe Thomas and wife, Janet P. Burroughs	EVERLAST ENERGY LLC	2004/3549	October 30, 2003	Section 12, T22S, R12W

Burroughs, Joseph William and wife, Cynthia Burroughs	Everlast Energy LLC	2004/5301	October 1, 2003	Section 1, T21S, R12W

Burroughs, Martha Olene	Everlast Energy LLC	2005/1906	July 29, 2004	Section 26, T21S, R12W

Burroughs Mary Ruth	EVERLAST ENERGY LLC	2004/3551	October 15, 2003	Sections 11, 12, 13 & 14, T22S, R12W

Burroughs, Montgomery and wife, Mavis Burroughs	EVERLAST ENERGY LLC	2005/6392	December 9, 2004	Section 13, T22S, R12W

Burroughs, Murray Joe	Everlast Energy LLC	2005/1863	July 27, 2004	Section 26, T21S, R12W

Burroughs, Richard O., et ux	Everlast Energy LLC	2003/21529	July 3, 2003	Section 25, T21S, R12W

Burroughs, Richard Verdo	EVERLAST ENERGY LLC	2004/5225	December 2, 2003	Section 15, T22S, R12W

Burroughs, Roger	Everlast Energy LLC	2005/1860	July 29, 2004	Section 26, T21S, R12W

Burroughs, Sally	Everlast Energy LLC	2004/5299	November 1, 2003	Section 2, T21S, R12W

Burroughs, Terry and wife, Cindy Burroughs	EVERLAST ENERGY LLC	2005/6374	November 11, 2004	Section 13, T22S, R12W

Burroughs, William Leslie and wife Jean Peeks Burroughs	EVERLAST ENERGY LLC	2004/3516	October 17, 2003	Section 11, T22S, R12W

Burroughs, William Leslie and wife Jean Peeks Burroughs	EVERLAST ENERGY LLC	2004/3519	October 17, 2003	Sections 14, 22 & 23, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Burroughs, William Verdo and wife, Helen Partrich Burroughs	Everlast Energy LLC	2004/3554	October 17, 2003	Section 11, T22S, R12W

Byrd, Benford O. and Bessie Kay	Everlast Energy LLC	2004/5156	October 1, 2003	Section 1, T21S, R12W

Cade, Norman Christopher and wife, Vanessa Jefferson Cade	EVERLAST ENERGY LLC	2004/5152	November 21, 2003	Section 18, T22S, R11W; Section 13, T22S, R12W

Cain, Shirley M.	Everlast Energy LLC	2003/22908	September 2, 2003	Section 17, T21S, R11W

Calabrese, Joel Patrick and wife, Shirley Ann Calabrese	Everlast Energy LLC	2004/12240	December 11, 2003	Section 4, T21S, R11W

Calabrese, Joel P., Jr.	EVERLAST ENERGY LLC	2005/12374	December 2, 2004	Section 13, T22S, R12W

Cammon, Eula	EVERLAST ENERGY LLC	2004/23292	August 17, 2004	Section 20, T22S, R11W

Camp, Johnny C. and wife, Jo Ann Camp	Everlast Energy LLC	2004/5293	November 17, 2003	Section 19, T21S, R11W

Campbell, Stephen M. and wife Lara V. Campbell	Everlast Energy LLC	2004/5150	November 4, 2003	Section 12, T21S, R11W

Campbell, Terry W. and wife, Carolyn M. Campbell	Everlast Energy LLC	2004/440	November 1, 2003	Section 12, T21S, R11W

Capley, Denny	Everlast Energy LLC	2003/24572	September 17, 2003	Section 30, T21S, R11W

Carpenter, E. M. and wife, Mary M. Carpenter	Everlast Energy LLC	2003/24438	October 5, 2003	Section 20, T21S, R11W

Carter, Kenneth M. and wife, Pamela M. Carter	EVERLAST ENERGY LLC	2005/1799	October 28, 2003	Section 13, T22S, R12W

Chamblee, Jerry L. and wife, Myniley E. Chamblee	Everlast Energy LLC	2003/24440	October 5, 2003	Section 20, T21S, R11W

Channell, Charles Edward and wife, Wanda Gail Channell	Everlast Energy LLC	2004/23294	July 20, 2004	Section 34, T21S, R12W

Channell, James Ray and wife, Shirley Jean Channell	Everlast Energy LLC	2004/5147	November 8, 2003	Section 1, T21S, R12W

Channell, Jr., James Leon and wife, Cecelia D. Channell	Everlast Energy LLC	2003/24442	September 17, 2003	Section 30, T21S, R11W

Channell, L.J.	Everlast Energy LLC	2003/24575	September 17, 2003	Section 1, T21S, R12W

Channell, Mary Lee	Everlast Energy LLC	2004/23298	August 2, 2004	Section 26, T21S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Chism, Jr. John P. and wife, Josefa D. Chism	Everlast Energy LLC	2004/450	November 25, 2003	Section 33, T20S, R11W

Christian, Wynona B.	Everlast Energy LLC	2003/22917	August 28, 2003	Section 4, T21S, R11W

Clark, Mamie R. Cornelius	Everlast Energy LLC	2003/24577	September 17, 2003	Section 11, T21S, R11W

Clements, Glenn P. and wife, Crystle C. Clements	Everlast Energy LLC	2004/434	September 28, 2003	Section 20, T21S, R11W

Cleveland, Mary	EVERLAST ENERGY LLC	2004/23301	August 24, 2004	Sections 20 & 22, T22S, R11W

Coker Baptist Church	Everlast Energy LLC	2005/6379	December 12, 2004	Sections 3, 4 & 9, T21S, R11W

Coker Water Authority, Inc.	Everlast Energy LLC	2004/5623	November 3, 2003	Section 4, T21S, R11W

Colby, James I. N.	EVERLAST ENERGY LLC	2005/1751	October 10, 2004	Sections 22 & 23, T22S, R11W

Coleman, Willie E. also known as W. E. Coleman	Everlast Energy LLC	2003/22924	September 1, 2003	Section 22 & 23, T21S, R12W

Collins, Ronnie Scott and wife, Terrie W. Collins	Everlast Energy LLC	2004/5626	November 16, 2003	Section 12, T21S, R11W

Cook, Brian	EVERLAST ENERGY LLC	2005/1903	September 21, 2004	Section 20, T22S, R11W

Cook, Clevelle	EVERLAST ENERGY LLC	2004/27107	September 21, 2004	Section 20, T22S, R11W

Cook, Gene	Everlast Energy LLC	2005/1793	July 16, 2004	Section 1, T21S, R12W

Cook, Jr., James T. and wife, Betty Jean Pate Cook	Everlast Energy LLC	2004/5144	September 3, 2003	Section 10, T21S, R11W

Cook, Michael	EVERLAST ENERGY LLC	2005/1901	September 21, 2004	Section 20, T21S, R11W

Cooper, Alonzo	EVERLAST ENERGY LLC	2004/27105	August 17, 2004	Section 20, T22S, R11W

Cooper, Michael	EVERLAST ENERGY LLC	2004/27100	September 9, 2004	Section 20, T22S, R11W

Copeland, Betty A.	Everlast Energy LLC	2004/442	October 26, 2003	Section 12, T21S, R11W

Cork, Sr., Franklin W. and wife Wilma W. Cork	Everlast Energy LLC	2003/24579	August 16, 2003	Section 17, T21S, R11W

Cox, Dorothy	EVERLAST ENERGY LLC	2004/12243	December 31, 2003	Section 21, T21S, R11W

Cox, Jeannine and husband, John B. Cox	Everlast Energy LLC	2004/3557	August 11, 2003	Section 4 & 9, T21S, R11W

Cox, Jeannine and husband, John B. Cox	Everlast Energy LLC	2003/21524	October 8, 2003	Section 4, T21S, R11W

Crawford, Paul S. and wife, Christina L. Crawford	EVERLAST ENERGY LLC	2004/5142	October 30, 2003	Section 12, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Crocker, James Russell	Everlast Energy LLC	2004/3559	October 28, 2003	Section 12, T21S, R11W

Crocker, Linda Mae and husband, Russell Crocker	Everlast Energy LLC	2004/5140	October 28, 2003	Section 12, T21S, R11W

Crotts, Jerry W. and wife, Carolyn Crotts	Everlast Energy LLC	2004/3522	October 22, 2003	Section 4, T21S, R11W

Dalton, John Ralph and wife, Kristina L. Dalton	Everlast Energy LLC	2005/1858	October 29, 2004	Section 11, T21S, R11W

Daniel, Jr., Thomas W., Trustee	Everlast Energy LLC	2003/24582	September 5, 2003	Section 12, T21S, R12W

Davant James E.	Everlast Energy LLC	2004/5132	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Davant William Louis	Everlast Energy LLC	2004/5136	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W, Section 3, T22S, R12W

Davant, Jr., Robert M.	Everlast Energy LLC	2003/24589	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Davis, Brenda Raye	Everlast Energy LLC	2003/24444	October 26, 2003	Section 12, T21S, R11W

Davis, Charles and wife, Cornelia L. Davis	EVERLAST ENERGY LLC	2005/6382	August 30, 2004	Section 13, T22S, R12W

Davis, Derek H.	Everlast Energy LLC	2004/5221	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Davis, Stephanie Foster	EVERLAST ENERGY LLC	2003/24597	October 9, 2003	Section 24, T22S, R12W

Dawson, Leighton Estate	Everlast Energy LLC	2003/21535	May 28, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Dawson, R. Matt	Everlast Energy LLC	2003/21542	May 28, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Dawson, R. Matt	Everlast Energy LLC	2004/5721	December 11, 2003	Section 25, T20S, R12W

Dean, Jimmy and wife, Brenda Dean	Everlast Energy LLC	2004/10388	December 1, 2003	Section 35, T20S, R12W

Dearman, William R. and wife, Marie M. Dearman	Everlast Energy LLC	2003/21549	August 23, 2003	Section 34, 520S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Defreese, Nimon Paul and wife, Leigh Defreese	Everlast Energy LLC	2004/10393	October 28, 2003	Section 12, T21S, R11W

Denby, Frank	EVERLAST ENERGY LLC	2005/1899	September 23, 2004	Section 20, T22S, R11W

Denby, Thomas	EVERLAST ENERGY LLC	2004/27098	September 23, 2004	Section 20, T22S, R11W

Dickerson, Gary and wife, Georgia	Everlast Energy LLC	2004/5130	October 9, 2003	Section 5, T21S, R11W

Dickson, Arkeisha	EVERLAST ENERGY LLC	2005/12379	January 10, 2005	Section 24, T22S, R12W

Dickson, Ida R., etal	EVERLAST ENERGY LLC	2005/1982	January 10, 2005	Section 24, T22S, R12W

Dockery, Billy R. and wife, Annie Dockery	Everlast Energy LLC	2004/5339	October 28, 2003	Section 12, T21S, R11W

Dodson Jack R.	Everlast Energy LLC	2004/10395	December 11, 2003	Section 25, T20S, R12W

Dodson, Jack R. Jr.	Everlast Energy LLC	2003/21552	June 6, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Dodson, Kathryn Davant	Everlast Energy LLC	2003/21557	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Dodson, Kathryn Davant	Everlast Energy LLC	2004/5729	December 11, 2003	Section 25, T20S, R12W

Donald, III, William James and wife, Aldis A. Donald	Everlast Energy LLC	2003/24446	September 30, 2003	Section 3, T20S, R11W

Duckworth, Jr., F. Edward	Everlast Energy LLC	2004/5628	November 24, 2003	Section 1, T21S, R12W

Duckworth, Jr., Ronald P.	Everlast Energy LLC	2004/5631	December 15, 2003	Section 1, T21S, R12W

Duckworth, Ronald P.	Everlast Energy LLC	2004/5633	December 15, 2003	Section 1, T21S, R12W

Duncan Vera c/o Martha D. Fincher	EVERLAST ENERGY LLC	2004/5103	November 25, 2003	Section 20, T22S, R11W

Duncan, J. C. and wife, Margie J. Duncan	EVERLAST ENERGY LLC	2004/5128	November 21, 2003	Section 20, T22S, R11W

Dunn, Cathy G.	Everlast Energy LLC	2004/5101	November 6, 2003	Section 4, T21S, R11W

Dunn, Steve J. and wife, Nichole L. Dunn	Everlast Energy LLC	2004/10400	December 4, 2003	Section 12, T21S, R11W

Dunnum, Thomas E. III	Everlast Energy LLC	2003/21562	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Dunnum, Thomas E. III	Everlast Energy LLC	2004/5726	December 11, 2003	Section 25, T20S, R12W

Dupree, Patricia Jones	EVERLAST ENERGY LLC	2005/1768	September 25, 2004	Section 21, T22S, R11W

Duren, Timothy, etux	Everlast Energy LLC	2003/21567	August 12, 2003	Section 4, T21S

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Connie T. Duren				R11W

Dyer, Douglas and Martha Dyer	Everlast Energy LLC	2005/12376	September 12, 2003	Section 4 & 11, T21S, R11W

Dyer, Jeffery S.	Everlast Energy LLC	2004/10423	November 10, 2003	Section 1, T21S, R12W

Edge, Helen	Everlast Energy LLC	2004/5337	November 6, 2003	Section 3, T21S, R11W

Elizabeth H. and Richard P. Holman Irrevocable Trust dated, December 8, 1992	Everlast Energy LLC	2004/3566	November 21, 2003	Section 19, T20S, R11W

Elizabeth H. and Richard P. Homan Irrevocable Trust No. 3	Everlast Energy LLC	2004/3563	November 21, 2003	Section 23, T22S, R11W

Elizabeth H. Homan #2 LLC	Everlast Energy LLC	2004/3569	November 21, 2003	Section 31, T20S, R11W; 24, 25, & 36, T20S, R12W

Elliott, Bertus Delano and wife, Marilyn Elliott	Everlast Energy LLC	2004/444	October 28, 2003	Section 12, T21S, R11W

Elmore, Peggy D.	Everlast Energy LLC	2004/5636	November 24, 2003	Section 1, T21S, R12W

Emerson, Ann Burroughs	Everlast Energy LLC	2005/1855	July 29, 2004	Section 26, T21S, R12W

Estes, Lannie S. and wife, Mable Channell Estes	Everlast Energy LLC	2005/1771	June 21, 2004	Section 34, T21S, R12W

Evers, Maria Medina	EVERLAST ENERGY LLC	2004/393	October 9, 2003	Section 24, T22S, R12W

Fair, James M.	Everlast Energy LLC	2003/24599	July 29, 2003	Section 32, T20S, R11W; Section 5, T21S, R11W

Fair, James M. and wife, Doris N. Fair	Everlast Energy LLC	2004/5071	November 18, 2003	Section 3, T21S, R11W

Fair, James M. and wife, Doris N. Fair	Everlast Energy LLC	2004/5073	November 18, 2003	Section 3, T21S, R11W

Fair, James M. and wife, Doris N. Fair	Everlast Energy LLC	2004/5075	November 18, 2003	Section 3, T21S, R11W

Fair, James M. and wife, Dornis N. Fair	Everlast Energy LLC	2004/5077	November 18, 2003	Section 3, T21S, R11W

Falls, Karon Dale	Everlast Energy LLC	2004/5291	November 18, 2003	Section 3, T21S, R11W

Farley, Melgium	EVERLAST ENERGY LLC	2004/23304	August 24, 2004	Sections 20 & 22, T22S, R11W

Farmer, Dorothy C., Trustee	Everlast Energy LLC	2004/19481	June 14, 2004	Section 21 & 22, T22S, R11W

Faulkner, Barry L. and wife, Cheryl C. Faulkner	Everlast Energy LLC	2004/436	October 28, 2003	Section 12, T21S, R11W

Findley, Margaret K.	Everlast Energy LLC	2003/22932	August 9, 2003	Sections 21 & 23, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Findley, Margaret K. Ind. and as Trustee of the Herbert Lyman Findley, Jr. Marital Trust	Everlast Energy LLC	2003/21570	September 19, 2003	Section 26, T21S, R11W

Fisher, Jr., Robert Owen	Everlast Energy LLC	2004/5170	December 11, 2003	Section 9, T21S, R11W

Fleming, Doris Howard	Everlast Energy LLC	2004/5289	November 18, 2003	Section 3, T21S, R11W

Foley, Kenneth C.	Everlast Energy LLC	2003/21573	July 21, 2003	Section 8, T21S, R11W

Foster, Brenda single woman	EVERLAST ENERGY LLC	2003/24601	October 4, 2003	Section 24, T22S, R12W

Foster, Cleveland a married man	EVERLAST ENERGY LLC	2003/24449	October 4, 2003	Section 24, T22S, R12W

Foster, Houston	EVERLAST ENERGY LLC	2004/27161	August 4, 2004	Section 20, T22S, R12W

Foster, Houston, etal	EVERLAST ENERGY LLC	2004/23810	August 19, 2004	Section 20, T22S, R12W

Foster, Houston	EVERLAST ENERGY LLC	2004/23307	August 27, 2004	Section 22, T22S, R12W

Foster, Jr., Joseph	EVERLAST ENERGY LLC	2003/22937	September 25, 2003	Section 13, T22S, R12W

Foster, Jr., Joseph	EVERLAST ENERGY LLC		September 25, 2003	Section 24, T22S, R12W

Foster, Lester	EVERLAST ENERGY LLC	2005/1749	August 8, 2004	Section 20, T22S, R11W

Foster, Lester	EVERLAST ENERGY LLC	2004/27075	August 27, 2004	Section 22, T22S, R11W

Foster, Sr. Pearlie	EVERLAST ENERGY LLC	2004/391	October 2, 2003	Section 24, T22S, R12W

Foster, Percy	EVERLAST ENERGY LLC	2004/23312	August 8, 2004	Section 20, T22S, R11W

Foster, Percy	EVERLAST ENERGY LLC	2004/23282	August 27, 2004	Section 22, T22S, R11W

Foster, Virginia and Jack J. Foster	EVERLAST ENERGY LLC	2004/10369	October 7, 2003	Section 24, T22S, R12W

Fountain, Janice	EVERLAST ENERGY LLC	2004/5098	September 24, 2003	Section 10, T21S, R11W

Frazier, Debbie Robinson	EVERLAST ENERGY LLC	2004/27096	September 21, 2004	Section 20, T22S, R11W

Fricke, Carolyn Davant	Everlast Energy LLC	2004/10402	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Galloway, Kenneth Dupree and wife, Soneia B. Galloway	Everlast Energy LLC	2004/5285	December 10, 2003	Section 1, T21S, R11W

Gann, Joseph Lee and wife, Monica J. Gann	Everlast Energy LLC	2004/5069	October 29, 2003	Section 12, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Gardiner, Don and wife, Jaunita W. Gardiner	Everlast Energy LLC	2004/5283	November 25, 2003	Section 33, T20S, R11W

Geer, W.O. and wife, Myrtle B. Geer	Everlast Energy LLC	2004/5094	November 1, 2003	Section 25, T21S, R12W

Gilliam, Ralph Wayne and wife, Sylvia Partrich Burroughs Gilliam	EVERLAST ENERGY LLC	2004/448	October 2, 2003	Section 11, T22S, R12W

Gilliam, Sylvia Partrich Burroughs	EVERLAST ENERGY LLC	2004/425	October 2, 2003	Sections 11 & 14, T22S, R12W

Glover, James O.	Everlast Energy LLC	2004/19483	June 14, 2004	Section 21, T22S, R11W

Glover, Norma	EVERLAST ENERGY LLC	2004/27110	August 16, 2004	Sections 20 & 22, T22S, R11W

Goins, Gary Bernard and wife, Cathy Marie Goins	Everlast Energy LLC	2004/5067	October 23, 2003	Section 1, T21S, R11W

Goins, Ollie Jewel	EVERLAST ENERGY LLC	2004/12245	December 30, 2003	Section 20, T22S, R11W

Goodman, Joe L. and wife, Minnie P. Goodman	Everlast Energy LLC	2004/5168	November 18, 2003	Section 3, T21S, R11W

Gordon, Nora Lee	Everlast Energy LLC	2004/5366	November 1, 2003	Section 30, T20S, R11W; Sections 1 & 23, T21S, R12W

Goree, William F. and wife, Mary Beth Goree	Everlast Energy LLC	2003/21579	July 22, 2003	Section 20, T20S, R11W

Goss, Kathryn Dodson	Everlast Energy LLC	2003/21582	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Gradick, John E. Jr.	Everlast Energy LLC	2003/24603	August 21, 2003	Sections 27 & 34, T20S, R11W

Gray, George Rolland and Debra K. Gray, husband and wife	Everlast Energy LLC	2003/21576	August 11, 2003	Section 34, T21S, R12W

Gregory, Vivian L.	EVERLAST ENERGY LLC	2005/1796	October 6, 2004	Sections 10 & 15, T22S, R12W

Groenedyke, Jr., Richard A.	Everlast Energy LLC	2004/5090	November 20, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Guin, Joe E.	Everlast Energy LLC	2003/24610	July 29, 2003	Section 20, T20S, R11W

Guin, Joe E. and wife, Ruby C. Guin	Everlast Energy LLC	2003/21587	July 24, 2003	Section 6, T21S, R11W

Gulf States Paper Corporation	Everlast Energy LLC	2004/5254	July 9, 2003	Sections 32 & 33, T20S, R11W; 2, 16, 17 & 21, T21S, R11W

Gulf States Paper Corporation	Everlast Energy LLC	2005/1839	July 7, 2004	Section 35, T20S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Gunn, Laura A.	Everlast Energy LLC	2003/21589	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Gunn, Laura A.	Everlast Energy LLC	2004/5639	December 11, 2003	Section 25, T20S, R12W

Haglar, Ruth Leona and husband, George Glen Hagler	Everlast Energy LLC	2003/24617	September 27, 2003	Section 20, T21S, R11W

Hale, Dayton F.	Everlast Energy LLC	2003/21595	August 1, 2003	Sections 35 & 36, T20S, R12W; Section 34, T21S, R12W

Hall, J.B. and Elizabeth Dean Hall	Everlast Energy LLC	2003/24619	August 21, 2003	Section 1, T21S, R12W

Hall, Josie B. and husband, Thomas B. Hall	EVERLAST ENERGY LLC	2005/1837	August 18, 2004	Section 10, T22S, R12W

Hall, Kerry Martin	Everlast Energy LLC	2004/5251	November 25, 2003	Section 34, T20S, R12W

Hall, Robert Ray and wife, Bobbie Sue Hall	Everlast Energy LLC	2004/5642	October 26, 2003	Section 12, T21S, R11W

Hallman, David P. and wife, Dorothy Hallman & Armel Hallman	Everlast Energy LLC	2004/3561	October 28, 2003	Section 1, T21S, R12W

Hallman, J.L.	Everlast Energy LLC	2003/21601	July 24, 2003	Section 35, T20S, R12W

Hamner, Amye B.	Everlast Energy LLC	2004/5280	November 12, 2003	Section 1, T21S, R12W

Hamner, Amye B.	Everlast Energy LLC	2004/12247	November 12, 2003	Section 1, T21S, R12W

Hamner, Wilburn C. and wife, Edith G. Hamner	Everlast Energy LLC	2004/5065	December 1, 2003	Section 1, T22S, R12W

Hanna, Eula D.	EVERLAST ENERGY LLC	2003/22875	November 21, 2003	Section 20, T22S, R11W

Hanson, James Dewitte and wife, Sharon Barger Hanson	Everlast Energy LLC	2004/23314	June 15, 2004	Section 34, T21S, R12W

Hanson, Sharon Barger	Everlast Energy LLC	2004/27114	July 21, 2004	Section 26, T21S, R12W

Hanson, Patricia Vandegraaf	Everlast Energy LLC	2003/21659	August 5, 2003	Sections 2 & 3, T21S, R12W

Hardy, Shirley Sealey	EVERLAST ENERGY LLC	2005/6384	December 11, 2004	Section 13, T22S, R12W

Harless, Michael T. and wife, Karen W. Harless	Everlast Energy LLC	2004/5063	October 26, 2003	Section 12, T21S, R11W

Hardy, Linda Joyce	EVERLAST ENERGY LLC	2004/23317	September 10, 2004	Section 20, T22S, R11W

Harper, Socrates and wife, Consuella J. Harper	Everlast Energy LLC	2004/5716	January 21, 2004	Section 13, T22S, R12W

Harper, Truella M. Foster	EVERLAST ENERGY LLC	2003/24621	October 8, 2003	Section 24, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Harrell, Roberta	EVERLAST ENERGY LLC	2004/10406	January 2, 2004	Section 20, T22S, R11W

Harris, Larry	EVERLAST ENERGY LLC	2005/761	January 6, 2005	Section 13, T22S, R12W

Harris, Ruthleen McKinney	EVERLAST ENERGY LLC	2004/5610	October 22, 2003	Section 24, T22S, R12W

Hartley, Jr. Arthur and wife, Tina Hartley	Everlast Energy LLC	2004/28135	September 2, 2004	Section 36, T20S, R12W

Harvest LLC	EVERLAST ENERGY LLC	2005/1984	January 18, 2005	Section 13, T22S, R12W

Hawkins, Sr., Earnest, and wife Rebecca R. Hawkins	EVERLAST ENERGY LLC	2005/1830	September 1, 2004	Section 14, T22S, R12W

Henderson, Gene Koster	Everlast Energy LLC	2003/22939	August 9, 2003	Section 21 & 23, T21S, R11W

Herndon, Howard	Everlast Energy LLC	2004/5309	September 23, 2003	Section 10, T21S, R11W

Hester, James R. and wife, Debra T. Hester	Everlast Energy LLC	2004/5644	December 6, 2003	Section 33, T20S, R11W

Hicks, Dora Dean Washington	EVERLAST ENERGY LLC	2004/27163	September 29, 2004	Section 26, T22S, R12W

Hicks, Dora D.	EVERLAST ENERGY LLC	2005/12372	January 7, 2005	Section 30, T22S, R11W

Hicks, Gary and Angie	Everlast Energy LLC	2004/422	October 1, 2003	Section 1, T21S, R12W

Hicks, Glenn Tracey and wife, Donna Michelle Hicks	Everlast Energy LLC	2004/420	October 1, 2003	Section 1, T21S, R12W

Higgins, Kathryn Davant	Everlast Energy LLC	2004/5246	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Hill, Annie Ruth	EVERLAST ENERGY LLC	2004/12250	December 30, 2003	Section 20, T22S, R11W

Hill, Jr., Billy	EVERLAST ENERGY LLC	2004/23319	September 10, 2004	Section 20, T22S, R11W

Hill, David M. and wife, Beverly E. Hill	Everlast Energy LLC	2005/1828	August 18, 2004	Section 1, T21S, R12W

Hill, James A.	EVERLAST ENERGY LLC	2005/1826	October 29, 2004	Section 28, T22S, R11W

Hill, John E.	EVERLAST ENERGY LLC	2004/12252	December 20, 2003	Section 20, T22S, R11W

Hill, Richard M.	EVERLAST ENERGY LLC	2005/1791	November 3, 2004	Section 27 & 28, T22S, R11W

Hinson, Christopher W. and wife, Amy E. Hinson	Everlast Energy LLC	2004/12254	October 26, 2003	Section 12, T21S, R11W

Hinton, Charles Anthony and wife, Josie D. Hinton	Everlast Energy LLC	2004/19485	June 23, 2004	Section 5, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Hinton, Jane	Everlast Energy LLC	2004/23323	June 24, 2004	Section 5, T21S, R11W

Hinton, Linda Smalley	Everlast Energy LLC	2004/5646	November 2, 2003	Section 17, T21S, R12W

Hitt, Ottis Deal and wife, Martha Elois Hitt	Everlast Energy LLC	2004/12258	October 1, 2003	Section 1, T21S, R12W

Hitt, Terry Ray	Everlast Energy LLC	2004/12256	October 1, 2003	Section 1, T21S, R12W

Holland, Alice B. and Michelle Elaine Latner	Everlast Energy LLC	2004/3527	October 1, 2003	Section 1, T21S, R12W

Hollingsworth, Arden Norris	EVERLAST ENERGY LLC	2003/24451	October 24, 2003	Section 30, T22S, R1W; Section 25, T22S, R12W

Hollingsworth, Douglas H. and wife, Martha J. Hollingsworth	Everlast Energy LLC	2004/5087	November 1, 2003	Section 23, T20S, R11W; Sections 9 & 17, T21S, R11W

Hollingsworth, III, James H.	EVERLAST ENERGY LLC	2004/5648	October 28, 2003	Section 25, T22S, R12W

Holly Springs Baptist Church	EVERLAST ENERGY LLC	2004/5125	October 27, 2003	Section 24, T22S, R12W

Holman Investments, L.L.C.	Everlast Energy LLC	2004/3572	November 21, 2003	Section 6, T21S, R11W

Holman, James Albert	Everlast Energy LLC	2004/8600	March 11, 2004	Section 19, T20S, R11W; Sections 24 & 25, T20S, R12W; Section 6, T21S, R12W; Section 23, T22S, R11W

Holman, Zackary and wife, Jennifer Holman	EVERLAST ENERGY LLC	2004/5059	October 30, 2003	Section 3, T22S, R12W

Hopkins, Richard Dale and wife, Janie Lee M. Hopkins	Everlast Energy LLC	2004/5657	November 5, 2003	Section 2, T22S, R11W

Hopson, Bertha Lee Washington	EVERLAST ENERGY LLC	2004/28150	September 22, 2004	Section 26, T22S, R12W

Hopson, Bertha L.	EVERLAST ENERGY LLC	2005/765	January 5, 2005	Section 30, T22S, R11W

Horton, Vera W.	EVERLAST ENERGY LLC	2004/27066	September 29, 2004	Section 22, T22S, R11W

Houston, Tommie Lynn	Everlast Energy LLC	2003/21603	August 5, 2003	Section 19 & 20, T20S, R11W

Huggins, Salarano	EVERLAST ENERGY LLC	2004/23328	August 24, 2004	Section 20 & 22, T22S, R11W

Hughes, Ronald Joe and wife, Sherry Hughes	Everlast Energy LLC	2004/5085	November 1, 2003	Section 9, T21S, R11W

Hulsey, Marie K.	Everlast Energy LLC	2004/387	October 26, 2003	Section 12, T21S, R11W

Hundley, Valerie L.	Everlast Energy LLC	2004/5217	December 30, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Hutchinson, Jesse Randall and wife, Betty Jo Hutchinson	Everlast Energy LLC	2004/23325	June 28, 2004	Section 1, T21S, R12W

Hutton, Ross C. and wife, Jo Anne C. Hutton	Everlast Energy LLC	2003/21605	July 7, 2003	Section 7, T21S, R11W; Section 12, T21S, R12W

Hysaw, Stephen A., single	Everlast Energy LLC	2004/3524	September 23, 2003	Section 4, T21S, R11W

Hysaw, Stephen A., single	Everlast Energy LLC	2004/418	October 20, 2003	Section 4, T21S, R11W

Ike, Verlena Foster	Everlast Energy LLC	2004/5315	December 18, 2003	Section 24, T22S, R12W

Jackson, Johnny D. And wife, Gail L. Jackson	Everlast Energy LLC	2004/5121	November 1, 2003	Section 9, T21S, R11W

Jacobs, A.J. and wife, Juanita S. Jacobs	Everlast Energy LLC	2004/415	October 26, 2003	Section 12, T21S, R11W

James Graham Brown Foundation, Inc.	Everlast Energy LLC	2004/21515	September 23, 2003	Section 27, 29 & 30; T20S, R11W; Section 26, T20S, R12W

James, Thomas A.	Everlast Energy LLC	2003/24454	October 26, 2003	Section 12, T21S, R11W

Johnson, Annie Pearl McKinney	EVERLAST ENERGY LLC	2004/5615	October 22, 2003	Section 24, T22S, R12W

Johnson, Ella M.	EVERLAST ENERGY LLC	2005/1970	January 7, 2005	Section 20, T22S, R11W

Johnson, Ella Mae Washington	EVERLAST ENERGY LLC	2004/27165	September 22, 2004	Section 24, T22S, R12W

Johnson, Faye Henderson	Everlast Energy LLC	2004/5119	November 8, 2003	Section 4, T21S, R11W

Johnson, Sherman J. and wife, Janet H. Johnson	Everlast Energy LLC	2004/5172	November 19, 2003	Section 12, T21S, R11W

Johnston, Laban Keith and Patricia L. Johnston, husband and wife	Everlast Energy LLC	2004/5215	July 23, 2003	Section 2, T21S, R12W

Joiner, Thomas J. and wife, Virginia H. Joiner	Everlast Energy LLC	2003/21609	May 21, 2003	Section 23, T22S, R11W

Jones, Alfred and wife, Sue Jones	Everlast Energy LLC	2003- 21612	August 26, 2003	Section 30, T21S, R11W

Jones, Barry	Everlast Energy LLC	2003/24625	September 17, 2003	Section 14, T21S, R12W

Jones, Cecil Wynelle and wife, Virginia Hawthorne Jones	Everlast Energy LLC	2004/5116	November 4, 2003	Section 1, T21S, R12W

Jones, Jr., Curtis Oliver and wife, Marilyn Jones	Everlast Energy LLC	2004/5113	November 4, 2003	Section 1, T21S, R12W

Jones, Ethel Mae	EVERLAST ENERGY LLC	2004/23330	August 11, 2004	Sections 20 & 22, T22S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Jones, Fred, Jr.	EVERLAST ENERGY LLC	2005/1788	November 11, 2004	Sections 21 & 22, T22S, R11W

Jones, Freddie Lee	EVERLAST ENERGY LLC	2004/23332	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Jerry Jerome	EVERLAST ENERGY LLC	2004/23335	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Michael	EVERLAST ENERGY LLC	2004/23339	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Otis	EVERLAST ENERGY LLC	2004/23337	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Patricia Ann	EVERLAST ENERGY LLC	2004/23341	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Percy Lee	EVERLAST ENERGY LLC	2004/27061	August 11, 2004	Sections 20 & 22, T22S, R11W

Jones, Ronald B. and wife, Martha C. Jones	Everlast Energy LLC	2004/10408	November 24, 2003	Section 3, T21S, R11W

Jones, Jr., Walter James	EVERLAST ENERGY LLC	2004/27063	August 18, 2004	Sections 20 & 22, T22S, R11W

Jones, Willary Cary	Everlast Energy LLC	2004/12261	November 3, 2003	Section 12, T21S, R11W

Jones, William K. and wife, Leigh Ann D. Jones	Everlast Energy LLC	2004/10411	November 1, 2003	Section 1, T21S, R12W

Jones, Willie Glenn	EVERLAST ENERGY LLC	2004/23343	August 11, 2004	Sections 20 & 22, T22S, R11W

Kansas City Southern Railway Company	Everlast Energy LLC	2004/17171	July 9, 2004	Sections 31 & 32, T20S, R11W; Section 36, T20S, R12W; Section 4, 5, 9, 10 & 11, T21S, R11W; Section 1, 2 & 3, T21S, R12W

Keasler, Thomas M. and wife, Jo Ann Keasler	Everlast Energy LLC	2003/24627	August 21, 2003	Section 4, T21S, R11W

Kelly, Vallery B. and husband, Christopher M. Kelly	Everlast Energy LLC	2004/5083	November 19, 2003	Section 12, T21S, R11W

Kent, Daryl and wife, Rebecca Kent	Everlast Energy LLC	2004/5732	February 17, 2004	Section 19 & 20, T22S, R11W

Kidd, Jack Thomas and wife, Marilyn Sue Kidd	Everlast Energy LLC	2003/24456	September 24, 2003	Section 33, T20S, R11W

Kidd, Robert E. and wife, Mary Kaye Kidd	Everlast Energy LLC	2004/5111	November 1, 2003	Section 4, T21S, R11W

Killingsworth, Johnie Hall and husband, Roy W. Killingsworth	Everlast Energy LLC	2003/12236	August 5, 2003	Section 2, T21S, R12W

King, Nelda	EVERLAST ENERGY LLC	2004/5671	January 2, 2004	Section 20, T22S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
King, Edna	EVERLAST ENERGY LLC	2004/10413	January 2, 2004	Section 20, T22S, R11W

King, Jr. Ernest	EVERLAST ENERGY LLC	2004/5659	January 2, 2004	Section 20, T22S, R11W

King, Harrison	EVERLAST ENERGY LLC	2004/5664	January 1, 2004	Section 20, T22S, R11W

King, Kenneth	Everlast Energy LLC	2004/5810	January 2, 2004	Section 20, T22S, R11W

King, Michael	EVERLAST ENERGY LLC	2004/5666	January 2, 2004	Section 20, T22S, R11W

King, Rosanna	EVERLAST ENERGY LLC	2004/27057	September 9, 2004	Section 20, T22S, R11W

King, Vera	EVERLAST ENERGY LLC	2004/10398	January 2, 2004	Section 20, T22S, R11W

Kirby, Otis B. and wife, Bety H. Kirby	Everlast Energy LLC	2004/5081	November 17, 2003	Section 33, T20S, R11W

Kircharr, Richard D. and wife, Ashley M. Kircharr	Everlast Energy LLC	2004/5277	December 12, 2003	Section 12, T21S, R11W

Kitchen, Jo Ann Burroughs and husband, Richard M. Kitchen	Everlast Energy LLC	2004/5108	November 8, 2003	Section 1, T21S, R12W

Knight, Nicholas R. and wife, Stephanie A. Knight	Everlast Energy LLC	2004/5079	November 16, 2003	Section 12, T21S, R11W

Kulp, Joseph R. and wife, Patricia A. Kulp	Everlast Energy LLC	2003/24456	October 26, 2003	Section 12, T21S, R11W

Kyzer, James and wife, Betty Kyzer	Everlast Energy LLC	2004/5105	November 21, 2003	Sections 1 & 2, T21S, R12W

Ladewig, Mary Kathryn Dunnam	Everlast Energy LLC	2003/21614	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Ladewig, Mary Kathryn Dunnam	Everlast Energy LLC	2004/5673	December 11, 2003	Section 25, T20S, R12W

Laird, Deidra R.	Everlast Energy LLC	2004/412	September 3, 2003	Section 34, T21S, R12W

Lancaster, Keith N. and wife, Myra S. Lancaster	Everlast Energy LLC	2004/4981	November 24, 2003	Section 9, T21S, R11W

Lasseter, Paul A.	Everlast Energy LLC	2003/21621	July 23, 2003	Section 22, T20S, R11W; Section 5, T21S, R11W

Latner, Jr., Clarence L. and wife, Karen S. Latner	Everlast Energy LLC	2004/5272	October 6, 2003	Section 11, T21S, R11W

Lee, Pamela Carol McKnight and husband, Todd Alana Lee	Everlast Energy LLC	2004/12266	November 18, 2003	Section 9, T21S, R11W

Lee, Roger Dale and wife, Sue L. Lee	Everlast Energy LLC	2004/5275	December 10, 2003	Section 1, T21S, R12W

Leonard, David Eugene and wife, Merle Pate Leonard	Everlast Energy LLC	2004/3576	October 21, 2003	Section 9, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Leps, Linda T.	Everlast Energy LLC	2003/24461	August 21, 2003	Sections 27 & 34, T20S, R11W

Lewis, Wendell R. and wife, Tonya L. Lewis	Everlast Energy LLC	2004/4979	September 24, 2003	Section 9, T22S, R12W

Light, Laura Maurice and husband, Alfred David Light	Everlast Energy LLC	2004/23345	July 14, 2004	Section 34, T21S, R12W

Lilley, E.H.	Everlast Energy LLC	2003/21628	August 21, 2003	Sections 27 & 34, T20S, R11W

Lindsey, BonnieT.	Everlast Energy LLC	2004/12268	November 4, 2003	Section 12, T21S, R11W

Lindsey, Phyllis	EVERLAST ENERGY LLC	2004/28152	October 25, 2004	Section 26, T22S, R12W

Lovell, Roy Dwyatt and wife, Tracey A. Lovell	Everlast Energy LLC	2004/4977	October 28, 2003	Section 12, T21S, R11W

Lucious, Canary	EVERLAST ENERGY LLC	2004/28155	September 9, 2004	Section 20, T22S, R11W

Lucious, Eddie	EVERLAST ENERGY LLC	2004/27116	September 9, 2004	Section 20, T22S, R11W

Lucious, Walter	EVERLAST ENERGY LLC	2004/27173	September 9, 2004	Section 20, T22S, R11W

Lucious, Willie	EVERLAST ENERGY LLC	2004/28157	September 9, 2004	Section 20, T22S, R11W

Lyons, Marvin E. and wife, Pam A. Lyons	Everlast Energy LLC	2004/12270	November 2, 2003	Section 12, T21S, R11W

Mattox, John Henry	EVERLAST ENERGY LLC	2004/23321	August 26, 2004	Section 20, T22S, R11W

Maddox, Willie James	EVERLAST ENERGY LLC	2004/27118	September 2, 2004	Section 20, T22S, R11W

Madison, Debra B., a married woman, formerly, Debra B. Ponds	Everlast Energy LLC	2003/21631	August 5, 2003	Section 34, T21S, R12W

Manley, Dwight and wife, Shelby Manley	Everlast Energy LLC	2004/4973	October 29, 2003	Section 12, T21S, R11W

Marlowe, III Lonnie Alton and wife, Jenny Marlowe	Everlast Energy LLC	2004/4971	September 17, 2003	Section 2, T21S, R12W

Marlowe, Jo Anne	Everlast Energy LLC	2004/3529	September 17, 2003	Section 2, T21S, R12W

Marlowe, Joe	Everlast Energy LLC	2004/12272	September 17, 2003	Section 2, T21S, R12W

Marlowe, Lonnie A.	Everlast Energy LLC	2004/3532	September 17, 2003	Section 2, T21S, R12W

Marshall, Essie Mae	EVERLAST ENERGY LLC	2004/27071	September 28, 2004	Section 22, T22S, R11W

Martin, Cheryl D.	Everlast Energy LLC	2003/21633	July 21, 2003	Section 8, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Marx, Sharon	Everlast Energy LLC	2004/5007	November 5, 2003	Section 1, T21S, R12W

Marx, Udo Franz	Everlast Energy LLC	2004/12274	November 5, 2003	Section 12, T21S, R12W

Mason, Walter Ronnie	Everlast Energy LLC	2004/27120	August 18, 2004	Section 12, T21S, R12W

Massey, Larry Olsen and wife, Janet Massey	Everlast Energy LLC	2004/4969	November 17, 2003	Section 12. T21S, R11W

Matthews, Stephanie T.	Everlast Energy LLC	2003/21636	August 21, 2003	Sections 27 & 34, T20S, R11W

Maughn, Johnny and wife, Sharon Maughn	Everlast Energy LLC	2004/3580	October 5, 2003	Section 10, T21S, R11W

McAteer, Daniel Jackson and wife, Mavis Faye McAteer	Everlast Energy LLC	2004/5012	November 3, 2003	Section 1, T21S, R12W

McAteer, Daniel Wade	Everlast Energy LLC	2004/12313	November 3, 2003	Section 1, T21S, R12W

McAteer, James Joseph & Willie Dean	Everlast Energy LLC	2003/24629	September 17, 2003	Section 2, T21S, R12W

McAteer, Rodney Deal and wife, Sonya Kay McAteer	Everlast Energy LLC	2004/4994	November 11, 2003	Section 1, T21S, R12W

McCall, Maxine Weatherspoon	EVERLAST ENERGY LLC	2003/24634	September 23, 2003	Section 24, T22S, R12W

McCool, Randy Lynne and wife, Mary Frances McCool	Everlast Energy LLC	2004/5676	December 19, 2003	Section 1, T21S, R11W

McCoy, Mary	EVERLAST ENERGY LLC	2004/27122	September 2, 2004	Section 20, T22S, R11W

McCracken, Andrew Hughes and wife, Patricia McCracken	Everlast Energy LLC	2004/5015	November 5, 2003	Section 1, T21S, R12W

McDaniel, Sarah Ellen, a widow a/k/a Sarah D. McDaniel	Everlast Energy LLC	2003/21478	September 3, 2003	Section 28, T20S, R11W

McDaniel, Verner Earl and wife, Martha S. McDaniel	Everlast Energy LLC	2003/21639	September 3, 2003	Section 28, T20S, R11W

McDonald, Forrest and wife, Ellen S. McDonald	Everlast Energy LLC	2003/24639	September 23, 2003	Section 33, T20S, R11W

McDuff, Donald H. and wife, Ruth McDuff	EVERLAST ENERGY LLC	2003/24642	October 1, 2003	Sections 10, 11 & 15, T22S, R12W

McKenzie, Merri Elizabeth Scales	Everlast Energy LLC	2003/21641	August 8, 2003	Sections 5 & 6, T21S, R11W

McKinney, Eddie, Annette McKinney and Yvonne McKinney	EVERLAST ENERGY LLC	2004/5617	October 22, 2003	Section 24, T22S, R12W

McKinney, Elaine	EVERLAST ENERGY LLC	2004/12285	October 22, 2003	Section 24, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
McKnight, Benny Ross etux, Peggy Jean McKnight	Everlast Energy LLC	2003/21647	July 23, 2003	Section 4, T21S, R11W

McKnight, Billy Gene and wife, Linda McKnight	Everlast Energy LLC	2004/3584	November 16, 2003	Sections 4 & 9, T21S, R11W

McKnight, Billy Gene, a married man and Carolyn McKnight, an unmarried woman	Everlast Energy LLC	2004/12279	November 21, 2003	Section 9, T21S, R11W

McKnight, Jr., Billy Gene and wife, Peggy Dyer McKnight	Everlast Energy LLC	2004/3587	November 18, 2003	Section 9, T21S, R11W

McNight, Ross and wife, Peggy Jean McKnight	Everlast Energy LLC	2004/3534	November 14, 2003	Sections 4 & 9, T21S, R11W

McPherson, Robert E. and wife, Eva E. McPherson	Everlast Energy LLC	2004/12287	November 5, 2003	Section 1, T21S, R12W

McWilliams, Lewanna Foster	EVERLAST ENERGY LLC	2004/5213	December 17, 2003	Section 24, T22S, R12W

Medina, Richard	EVERLAST ENERGY LLC	2004/4996	October 13, 2003	Section 24, T22S, R12W

Mercier, David G. and wife, Rhonda L. Mercier	Everlast Energy LLC	2004/5335	November 16, 2003	Section 12, T21S, R11W

Mercier, Sr., David G.	Everlast Energy LLC	2004/12289	November 13, 2003	Section 33, T20S, R11W

Meriwether, III, Willis, J., etal	Everlast Energy LLC	2003/24494	October 27, 2003	Sections 2 & 11, T22S, R11W

Miller, Carolyn V.	Everlast Energy LLC	2003/21481	July 21, 2003	Section 8, T21S, R11W

Mills, James Carl and wife, Shella Dianne Mills	Everlast Energy LLC	2004/27124	August 24, 2004	Section 36, T20S, R12W

Mills, James Morris, Jr. and wife, Tracey B. Mills	Everlast Energy LLC	2004/23348	August 13, 2004	Section 24 & 25, T20S, R12W

Minor, Jon	Everlast Energy LLC	2005/1823	July 28, 2004	Section 1, T21S, R12W

Mitchum, Charlie V. and wife, Shirley J. Mitchum	Everlast Energy LLC	2003/24497	September 3, 2003	Section 10, T21S, R11W

Moe, Barbara S.	Everlast Energy LLC	2004/14754	April 4, 2004	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Montgomery, Cedora	EVERLAST ENERGY LLC	2004/23351	August 24, 2004	Sections 20 & 22, T22S, R11W

Montgomery, Deborah Ann Norris and husband, Roger D. Montgomery	Everlast Energy LLC	2004/27127	August 24, 2004	Section 13, T22S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Montgomery, M.C. and wife, Dean H. Montgomery	Everlast Energy LLC	2004/3589	October 30, 2003	Section 9, T21S, R11W

Moore, Adelaide by Fred Jones, Jr., Atty in Fact	EVERLAST ENERGY LLC	2005/1896	November 30, 2004	Section 22, T22S, R11W

Moore, Lucinda	EVERLAST ENERGY LLC	2005/1976	January 7, 2005	Section 30, T22S, R11W

Moore, Lucinda Washington	EVERLAST ENERGY LLC	2004/28159	September 16, 2004	Section 24, T22S, R12W

Morgan, Donald H.	Everlast Energy LLC	2003/24500	September 25, 2003	Section 17, T21S, R11W

Morgan, John M. and wife, Ruth E. Morgan	Everlast Energy LLC	2004/5242	October 29, 2003	Section 17, T21S, R11W

Morgan, Joseph C. and wife, Terry L. Morgan	Everlast Energy LLC	2004/4998	October 5, 2003	Section 20, T21S, R11W

Morgan, Zane Joyce, a widow	Everlast Energy LLC	2003/24507	September 24, 2003	Section 17, T21S, R11W

Morrison, A. Wayne	Everlast Energy LLC	2003/21650	July 8, 2003	Section 32, T20S, R11W

Morrison, Robert	EVERLAST ENERGY LLC	2004/27130	September 9, 2004	Section 20, T22S, R11W

Morrow, Mabel	EVERLAST ENERGY LLC	2004/10415	January 2, 2004	Section 20, T22S, R11W

Morton, Adrienne	EVERLAST ENERGY LLC	2005/1816	October 25, 2004	Section 26, T22S, R12W

Mountain Brook	EVERLAST ENERGY LLC	2005/1741	October 10, 2004	Section 29, T22S, R11W

Mullenix, Fredrick L.	Everlast Energy LLC	2004/27132	August 16, 2004	Section 5, T21S, R11W

Murray Eddie	EVERLAST ENERGY LLC	2005/1893	August 24, 2004	Section 20 & 22, T22S, R11W

Murray, Gary	EVERLAST ENERGY LLC	2004/23358	August 24, 2004	Sections 20 & 22, T22S, R11W

Murray, Greg	EVERLAST ENERGY LLC	2004/23358	August 24, 2004	Sections 20 & 22, T22S, R11W

Murray, Jr. James	EVERLAST ENERGY LLC	2004/28162	August 24, 2004	Section 20 & 22, T22S, R11W

Murray, Mickey	EVERLAST ENERGY LLC	2004/27134	August 24, 2004	Section 20 & 22, T22S, R11W

Murray, Ozella	EVERLAST ENERGY LLC	2004/5678	December 8, 2003	Section 20, T22S, R11W

New Hope Baptist Church	EVERLAST ENERGY LLC	2004/5612	December 4, 2003	Section 11, T22S, R12W

New, Eppie Webb C/O Linda New Mickle	Everlast Energy LLC	2004/3536	October 14, 2003	Sections 25 & 35, T20S, R12W

Newman, Gary C. and wife, Linda F. Newman	Everlast Energy LLC	2003/24468	October 26, 2003	Section 12, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Nicosia, Gurtha Lee Booth and husband, Eli F. Nicosia	Everlast Energy LLC	2004/23360	July 28, 2004	Section 26, T21S, R12W

Nordan, Cynthia Vermelle	Everlast Energy LLC	2004/5685	November 18, 2003	Section 3, T21S, R11W

Odom, Margaret	EVERLAST ENERGY LLC	2004/28165	October 27, 2004	Section 27, T22S, R11W

Odom, Tommy	EVERLAST ENERGY LLC	2004/27136	October 21, 2004	Section 28, T22S, R11W

Odom, Tommy	EVERLAST ENERGY LLC	2004/28167	October 22, 2004	Section 27, T22S, R11W

O’Hanlon, Doris G.	Everlast Energy LLC	2004/3592	November 1, 2003	Section 35, T20S, R12W; Section 2, T21S, 12W

O’Hanlon, Doris G., etal	Everlast Energy LLC	2004/3595	November 1, 2003	Section 35, T20S, R12W

O’Hanlon, Patrick	Everlast Energy LLC	2004/12291	November 1, 2003	Section 35, T20S, R12W

Oliver, E. Toy and wife, Yvonne Oliver	Everlast Energy LLC	2003/24470	September 28, 2003	Section 20, T21S, R11W

Oliver, Waymon A. and wife, Tawana D. Oliver	EVERLAST ENERGY LLC	2004/5040	November 11, 2003	Sections 11 & 14, T22S, R12W

Parham, Ruby Lee Pate	Everlast Energy LLC	2003/21485	August 4, 2003	Section 3, T21S, R11W

Parris, Jimmy R. and wife, Glenda E. Parris	EVERLAST ENERGY LLC	2003/24472	October 8, 2003	Section 24, T22S, R12W

Pate, Edward D	Everlast Energy LLC	2004/389	October 30, 2003	Section 32, T20S, R11W

Pate, J.H. and wife, Louise C. Pate	Everlast Energy LLC	2003/22946	September 1, 2003	Sections 3 & 23, T21S, R12W

Pate, Mattie Lou	EVERLAST ENERGY LLC	2004/5359	November 11, 2003	Section 14, T22S, R12W

Patton J. Stuart	EVERLAST ENERGY LLC	2004/27139	August 5, 2004	Section 22, T22S, R11W

Paulk, Geraldine	EVERLAST ENERGY LLC	2004/27112	August 16, 2004	Section 20 & 22, T22S, R11W

Paulk, Johnny	EVERLAST ENERGY LLC	2004/28169	August 16, 2004	Sections 20 & 22, T22S, R11W

Paulk, Pearlie	EVERLAST ENERGY LLC	2004/23362	August 13, 2004	Section 20 & 22, T22S, R11W

Paulk, Willie	EVERLAST ENERGY LLC	2004/23366	August 13, 2004	Section 20 & 22, T22S, R11W

Patrick, David Wayne	Everlast Energy LLC	2004/5044	November 8, 2003	Section 1, T21S, R12W

Payne, Robert and wife, Partricia	Everlast Energy LLC	2003/22950	September 1, 2003	Section 5, T21S, R11W

Perkins, Jerry S. and wife, Mary A. Perkins	Everlast Energy LLC	2004/4967	November 1, 2003	Section 9, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Perkins, Joseph D. and wife, Wilda Perkins	Everlast Energy LLC	2003/24474	October 26, 2003	Section 12, T21S, R11W

Perry, Cornelia Atwood	Everlast Energy LLC	2004/5320	November 12, 2003	Section 25, T20S, R12W, Section 5 & 7, T21S, R11W; Section 3, T228, R12W

Phillips, Brian K.	Everlast Energy LLC	2003/24479	October 26, 2003	Section 12, T21S, R11W

Piggott, Robert P. and wife, Thelma R. Piggott	Everlast Energy LLC	2003/22880	July 21, 2003	Section 32, T20S, R11W

Pinion, Jr., James H. and wife, Beverly H. Pinion	Everlast Energy LLC	2004/5047	November 12, 2003	Sections 29 and 30, T20S, R11W

Piper, Jamie Jackson and husband, Jim Michael Piper	Everlast Energy LLC	2003/24512	July 21, 2003	Section 8, T21S, R11W

Plowman, Roger Dale and wife, Mary Sue Plowman	Everlast Energy LLC	2004/5244	December 4, 2003	Section 9, T21S, R11W

Plowman, Thomas V. and Ruth Elizabeth Plowman, husband and wife	Everlast Energy LLC	2003/24515	July 23, 2003	Section 33, T21S, R12W

Porterfield, Evelyn	EVERLAST ENERGY LLC	2004/10425	January 2, 2004	Section 20, T22S, R11W

Posey, James and wife, Fairy Anne Posey	Everlast Energy LLC	2004/28171	September 9, 2004	Section 14, T21S, R12W

Prescott, Opal Harris	Everlast Energy LLC	2004/5333	October 26, 2003	Section 12, T21S, R11W

Pritchett, Elizabeth H.	Everlast Energy LLC	2004/4963	November 20, 2003	Section 12, T21S, R11W

Pruitt, Avery and wife, Betty J. Pruitt	EVERLAST ENERGY LLC		January 21, 2005	Section 13, T22S, R12W

Pruitt, Thomas and wife, Esther Pearl Pruitt	EVERLAST ENERGY LLC	2005/1786	October 19, 2004	Section 30, T22S, R11W

Pruitt, Ester Pearl	EVERLAST ENERGY LLC	2005/1814	October 19, 2004	Section 30, T22S, R11W

Quigley, John E.	Everlast Energy LLC	2004/4939	November 16, 2003	Section 12, T21S, R11W

Randolph, Cherokee Vandegraaf	Everlast Energy LLC	2003/21652	August 5, 2003	Sections 2 & 3, T21S, R12W

Rarrick, Jared and wife, Connie L. Rarrick	Everlast Energy LLC	2004/27141	June 29, 2004	Section 5, T21S, R11W

Ray, Virgie N. and wife, Maudine S. Ray	Everlast Energy LLC	2003/11252	May 6, 2003	Section 10, T22S, 11W

Raymon, Salye, Individually and as Trustee for Robert Preston Raymon	Everlast Energy LLC	2003/24650	August 18, 2003	Section 20, T20S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE

Redmond, Catherine	EVERLAST ENERGY LLC	2004/28174	September 2, 2004	Section 20, T22S, R11W

Reece, Gaines and wife, Frances Reece	Everlast Energy LLC	2003/24517	September 2, 2003	Section 3 & 4, T21S, R11W

Regions Bank as Trustee of the Cogie Trusts U/A dated 12-30-71	Everlast Energy LLC	2003/21493	June 17, 2003	Section 24, T21S, R12W

Resources for Independence	Everlast Energy LLC	2004/12293	October 26, 2003	Section 12, T21S, R11W

Reynolds, Marshall A.	Everlast Energy LLC	2004/5687	December 12, 2003	Section 12, T21S, R11W

Rice, Gary W. and Kay G. Rice, husband and wife	Everlast Energy LLC	2003/24520	September 2, 2003	Section 34, T21S, R12W

Rice, Harold W. and Myrtle Louise	Everlast Energy LLC	2004/3598	October 24, 2003	Section 1, T21S, R12W

Robertson, Kevin Scott and wife, Kimberly Susan Robertson	EVERLAST ENERGY LLC	2004/410	November 1, 2003	Section 13, T22S, R12W

Robinson, Kenneth	EVERLAST ENERGY LLC	2004/27143	September 21, 2004	Section 20, T22S, R11W

Rogers, Molly J.	Everlast Energy LLC	2004/4861	October 31, 2003	Section 12, T21S, R11W

Roscoe, Susie	EVERLAST ENERGY LLC	2004/27145	August 31, 2004	Section 20, T22S, R12W

Rosenberg, Mary D.	Everlast Energy LLC	2003/21654	June 20, 2003	Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Roulaine, Katherine A.	Everlast Energy LLC	2004/4955	November 16, 2003	Section 11, T21S, R11W

Roulaine, Katherine A.	Everlast Energy LLC	2004/4959	November 16, 2003	Section 11, T21S, R11W

Rowland, Harry Gene, et al and Kathy Keller	Everlast Energy LLC	2003/22954	August 26, 2003	Section 23, T21S, R11W

Rust, Robert J. and wife, Myre L. Rust	Everlast Energy LLC	2004/408	October 26, 2003	Section 12, T21S, R11W

Sanders, Daisy	EVERLAST ENERGY LLC	2004/23368	August 31, 2004	Section 20, T22S, R11W

Sanders, Janice G.	Everlast Energy LLC	2005/1811	July 29, 2004	Section 26, T21S, R12W

Sanders, Willie James	EVERLAST ENERGY LLC	2004/23370	August 31, 2004	Section 20, T22S, R11W

Sartain, Bobbie G.	Everlast Energy LLC	2004/5240	November 22, 2003	Section 4, T21S, R11W

Sartain, Woody Webster	Everlast Energy LLC	2003/21661	September 1, 2003	Sections 5, 6 & 17, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Sealey, Lela B.	EVERLAST ENERGY LLC	2005/1807	August 25, 2004	Section 20, T22S, R11W

Scogin, Ann P.	EVERLAST ENERGY LLC	2004/12296	December 31, 2003	Section 21, T22S, R11W

Scruggs, Hebert E. and wife, Helen Scruggs	Everlast Energy LLC	2003/21663	July 21, 2003	Section 8, T21S, R11W

Sealy, Charlie O. and William C. Wiggins	Everlast Energy LLC	2003/24548	September 8, 2003	Section 33, T20S, R11W

Sealey Andrew and wife, Bertha Seeley	EVERLAST ENERGY LLC	2005/1809	December 12, 2004	Section 13 & 24, T22S, 12W

Sessions, Charles Edward and wife Lannie N. Session	Everlast Energy LLC	2004/4953	November 16, 2003	Section 12, T21S, R11W

Shaw, David A. and wife, Marla S. Shaw	Everlast Energy LLC	2004/12298	November 18, 2003	Section 9, T21S, R11W

Shelton, Annie J. O’Hanlon; Roger Dale O’Hanlon; John Thomas O’Hanlon, et al.	Everlast Energy LLC	2003/21666	August 15, 2003	Section 35, T20S, R12W

Shelton, Annie J., etal.	Everlast Energy LLC	2004/5051	November 18, 2003	Section 2, T21S, R12W

Simpson, Yvonne T.	Everlast Energy LLC	2004/3600	October 1, 2003	Section 1, T21S, R12W

Skelton, Michael Wayne	Everlast Energy LLC	2004/10427	November 14, 2003	Section 12, T21S, R11W

Skelton, Noah S.	Everlast Energy LLC	2003/21488	July 22, 2003	Section 6, T21S, R11W

Skelton, Thomas E. and wife, Anna Laura Skelton	Everlast Energy LLC	2004/3604	November 3, 2003	Section 1, T21S, R12W

Skipper, Evelyn	EVERLAST ENERGY LLC	2004/23372	August 13, 2004	Section 20 & 22, T22S, R11W

Smelley, Jimmie E. and wife, Louise E. Smelley	Everlast Energy LLC	2004/5174	December 5, 2003	Section 12, T21S, R11W

Smelley, Martina	Everlast Energy LLC	2004/5357	December 2, 2003	Section 32, T20S, R11W

Smelley, Samuel	Everlast Energy LLC	2003/24526	August 18, 2003	Sections 20 & 21, T20S, R11W

Smith, Anita Foster	EVERLAST ENERGY LLC	2003/24483	October 4, 2003	Section 24, T22S, R12W

Smith, Barbara J.	EVERLAST ENERGY LLC	2005/1909	November 30, 2004	Sections 21 & 22, T22S, R11W

Smith, Leonard J. and wife, Mary F. Smith	Everlast Energy LLC	2003/24489	September 3, 2003	Section 10, T21S, R11W

Smith, Matthew Sheppard	Everlast Energy LLC	2004/4951	November 2, 2003	Section 19, T21S, R11W

Smith, Smitty, a married man and Billy Charles Smith, an unmarried man	Everlast Energy LLC	2003/24529	September 16, 2003	Section 9, T22S, R12W

Smith, Sylvia N.	Everlast Energy LLC	2004/5003	November 17, 2003	Section 12, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Smith, Vaughn Eugene and wife, Terri Lyn Smith	Everlast Energy LLC	2003/24531	August 18, 2003	Section 20, T20S, R11W

Smith, Vaughn, Brittany Smith & Kevin Lee Tunnell	Everlast Energy LLC	2003/24644	August 18, 2003	Section 20, T20S, R11W

Smith, William Windle and wife, Carolyn J. Smith	Everlast Energy LLC	2004/5691	October 26, 2003	Section 12, T21S, R11W

Snyder, Fred R. and Peggy B.	Everlast Energy LLC	2003/21668	August 4, 2003	Section 3, T21S, R11W

Snyder, Nannie E.	Everlast Energy LLC	2004/12300	November 10, 2003	Section 3, T21S, R11W

Southern, James T. and wife, Brenda Rice Southern	Everlast Energy LLC	2004/3602	October 28, 2003	Section 1, T21S, R12W

Spencer, Peter Warren	Everlast Energy LLC	2004/23374	July 30, 2004	Section 6, T21S, R11W

Spencer, Robert Jason and wife, Lorrie Oliver Spencer	Everlast Energy LLC	2004/4949	October 30, 2003	Section 5, T21S, R11W

Spivey, Robert W.	Everlast Energy LLC	2004/5693	October 6, 2003	Section 11, T21S, R11W

Spurgin, Carl E. and wife, Dianne L. Spurgin	EVERLAST ENERGY LLC	2005/6388	November 11, 2004	Section 13, T22S, R12W

Stallworth, Helen	EVERLAST ENERGY LLC	2004/5696	January 2, 2004	Section 20, T22S, R11W

State of Alabama	Everlast Energy LLC	2005/1777	December 6, 2004	Section 25, 26, 33, 34 & 35, T21S, R11W & Sections 3, 15 & 23, T22S, R11W

Stell, Laura Cubelle Booth	Everlast Energy LLC	2005/1755	June 30, 2004	Section 34, T 21S, R12W

Stipe, Sara Hall and husband, Roy F. Stipe	Everlast Energy LLC	2003/21670	August 5, 2003	Section 2, T21S, R12W

Stipe, Thomas Hall, Trustee	Everlast Energy LLC	2003/21673	August 5, 2003	Section 2, T21S, R12W

Stokes, Stacey A. and wife Ramona W. Stokes	Everlast Energy LLC	2003/24534	September 3, 2003	Sections 16 & 17, T21S, R11W

Strickland, Jo Frances Harper and Melody Gay Harper Motes	Everlast Energy LLC	2004/5053	October 1, 2003	Section 26, T21S, R11W

Strickland, Charles D. and wife, Elizabeth A. Strickland	Everlast Energy LLC	2004/406	October 28, 2003	Section 12, T21S, R11W

Strickland, Cletis T. and wife, Bettye H. Strickland	Everlast Energy LLC	2004/403	September 24, 2003	Section 10, T21S, R11W

Strickland, Jason W.	Everlast Energy LLC	2004/3607	October 28, 2003	Section 12, T21S, R11W

Strickland, Julie Nelson	Everlast Energy LLC	2003/21679	September 12, 2003	Section 28, T20S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Strickland, Oliver and wife, Bland Strickland	Everlast Energy LLC	2004/5030	November 1, 2003	Section 9, T21S, R11W

Stripling, J.B. and wife Maudine Stripling	Everlast Energy LLC	2004/12302	November 13, 2003	Section 33, T20S, R11W

Styres, Voncille Gregory	EVERLAST ENERGY LLC	2004/28176	September 21, 2004	Sections 23, 26 & 27, T22S, R12W

Sudduth, Robert W. and wife, Betty J. Sudduth	Everlast Energy LLC	2004/5235	December 2, 2003	Section 12, T21S, R11W; Section 7, T21S, R10W

Sullivan, Robert W. and wife, Brenda Diane Sullivan	Everlast Energy LLC	2004/5166	November 16, 2003	Section 4, T21S, R11W

Sullivan, W.G.	Everlast Energy LLC	2003/21681	August 25, 2003	Sections 10 & 11, T21S, R12W

Sundberg, Amelia	Everlast Energy LLC	2004/5698	December 30, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Sutton, Malinda F.	Everlast Energy LLC	2004/3540	October 23, 2003	Section 12, T21S, R11W

Taylor, David E. and wife, Veronica A. Taylor	Everlast Energy LLC	2003/21676	August 13, 2003	Section 20, T20S, R11W

Taylor, David E. and wife, Veronica Anne Taylor	Everlast Energy LLC	2003/22883	August 18, 2003	Section 20, T20S, R11W

Taylor, Lucille, Individually and as Administratrix of the Estate of Elbert Taylor	Everlast Energy LLC	2003/22962	August 26, 2003	Section 3, T21S, R11W

Texas Gulf Bank as Escrow Agent for David Dewitt Jones	Everlast Energy LLC	2004/147/58	June 10, 2004	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

The Rice Martial Trust	Everlast Energy LLC	2004/4984	October 27, 2003	Section 28, T20S, R11W

Thompson, Charles Willard	Everlast Energy LLC	2003/22886	August 21, 2003	Sections 27 & 34, T20S, R11W

Thompson, James E.	Everlast Energy LLC	2003/21683	August 21, 2003	Sections 27 & 34, T20S, R11W

Thompson, Joe Banks	Everlast Energy LLC	2003/21686	August 21, 2003	Sections 27 & 34, T20S, R11W

Thompson, John R., Jr.	Everlast Energy LLC	2003/22889	August 21, 2003	Sections 27 & 34, T20S, R11W

Thompson, M.E., Jr.	Everlast Energy LLC	2003/21692	August 21, 2003	Sections 27 & 34, T20S, R11W

Thompson, Robert C., Jr.	Everlast Energy LLC	2003/21689	August 21, 2003	Sections 27 & 34, T20S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Thompson, Scott Arthur	Everlast Energy LLC	2003/22894	August 21, 2003	Sections 27 & 34, T20S, R11W

Thrasher, Boyd W.	Everlast Energy LLC	2004/12304	November 4, 2003	Section 12, T21S, R11W

Thrasher, Marline E. Estate	Everlast Energy LLC	2004/12284	October 30, 2003	Section 12, T21S, R11W

Tidwell, Susan Smelley	Everlast Energy LLC	2004/400	August 18, 2003	Section 20, T20S, R11W

Tilley, Mabel W.	Everlast Energy LLC	2004/5000	November 7, 2003	Section 4, T21S, R11W

Tooson, Marie	EVERLAST ENERGY LLC	2005/1974	January 7, 2005	Section 30, T21S, R11W

Tooson, Marie Washington	EVERLAST ENERGY LLC	2005/1891	September 17, 2004	Section 26, T22S, R12W

Tormin, Inc	Everlast Energy LLC	2003/21494	August 5, 2003	Section 23, T21S, R11W

Townsend, Howard Ray	Everlast Energy LLC	2004/4947	October 6, 2003	Section 11, T21S, R11W

Tubbs, Herbert O. and wife Mattie M. Tubbs	Everlast Energy LLC	2003/24537	September 25, 2003	Section 17, T21S, R11W

Tucker, Wilburn E. and wife, Nellie P. Tucker	Everlast Energy LLC	2004/5176	November 19, 2003	Section 32, T20S, R11W

Turner, Ruth T.	Everlast Energy LLC	2003/21695	August 19, 2003	Sections 27 & 34, T20S, R11W

Tuscaloosa County Board of Education	Everlast Energy LLC	2004/5718	October 24, 2003	Section 4, T21S, R11W

Tuscaloosa County Board of Education	Everlast Energy LLC	2004/5705	November 19, 2003	Section 33, T22S, R11W

Tuscaloosa County Board of Education	EVERLAST ENERGY LLC	2004/5702	November 19, 2003	Section 2, T21S, R12W

Tuscaloosa County Board of Education	EVERLAST ENERGY LLC	2004/5619	November 1, 2003	Section 12, T22S, R11W

Tuscaloosa County Board of Education	Everlast Energy LLC	2004/28179	August 23, 2004	Section 13, T22S, R12W

Tuscaloosa County, Alabama	Everlast Energy LLC	2004/5347	December 3, 2003	Section 16, T21S, R11W; Section 1, T21S, R12W

Valentyn, Clarence J.	Everlast Energy LLC	2004/5035	September 24, 2003	Section 10, T21S, R11W

Vargo, Allen Wayne and wife, Lynette W. Vargo	Everlast Energy LLC	2004/5331	October 28, 2003	Section 12, T21S, R11W

Vaughn, Addie	Everlast Energy LLC	2004/3609	September 17, 2003	Section 1, T21S, R12W

Vines, Carole Ann	EVERLAST ENERGY LLC	2004/23284	August 13, 2004	Section 21, T22S, R11W

Vines, Carole Ann and Stephanie Ann Vines	EVERLAST ENERGY LLC	2005/1775	October 19, 2004	Section 27, T22S, R11W

Vining, William Gerald	Everlast Energy LLC	2004/4945	September 1, 2003	Section 4, T21S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE
Walker, Barbara D., Trustee	Everlast Energy LLC	2004/23379	July 2, 2004	Section 6, T21S, R11W

Walker, Lois Dean Booth	Everlast Energy LLC	2005/1766	July 5, 2004	Section 34, T21S, R12W

Wallace, Gordon W.	Everlast Energy LLC	2003/24540	September 28, 2003	Section 20, T21S, R11W

Wallace, Jerry and wife, Betty Joyce Wallace	Everlast Energy LLC	2004/4943	November 16, 2003	Section 6, T21S, R11W

Walters, Kenneth F. and wife, Judy G. Walters	Everlast Energy LLC	2004/5018	September 24, 2003	Section 10, T21S, R11W

Walton, Evelyn Foster, a married woman	EVERLAST ENERGY LLC	2003/24492	October 4, 2003	Section 24, T22S, R12W

Washington, Jim Henry	EVERLAST ENERGY LLC	2004/5708	December 8, 2003	Section 20, T22S, R11W

Washington, Mary	EVERLAST ENERGY LLC	2005/1889	September 29, 2004	Section 26, T22S, R12W

Washington, Pierce, Jr.	EVERLAST ENERGY LLC	2004/27150	August 17, 2004	Sections 24, 25 & 27, T22S, R12W

Washington, Pierce, Jr.	EVERLAST ENERGY LLC	2004/27147	August 17, 2004	Section 26, T22S, R12W

Washington, Pierce, Jr.	EVERLAST ENERGY LLC	2005/763	January 6, 2005	Section 30, T22S, R11W

Washington, Rhonda R.	EVERLAST ENERGY LLC	2004/28182	October 25, 2004	Section 26, T22S, R12W

Washington, Timothy	EVERLAST ENERGY LLC	2004/28185	October 25, 2004	Section 26, T22S, R12W

Washington, Valerie	EVERLAST ENERGY LLC	2004/28188	October 25, 2004	Section 26, T22S, R12W

Wasileski, Doris P.	Everlast Energy LLC	2004/5710	December 9, 2003	Sections 4 & 9, T21S, R11W

Weatherspoon, Jerome	EVERLAST ENERGY LLC	2004/5005	October 13, 2003	Section 24, T22S, R12W

Weatherspoon, Willie James	EVERLAST ENERGY LLC	2004/452	October 4, 2003	Section 24, T22S, R12W

Webb, Katie M.	Everlast Energy LLC	2003/21698	June 26, 2003	Sections 10 & 11, T21S, R11W

Webster, Timothy Matthew and wife, Tracey Lachelle Webster	Everlast Energy LLC	2004/398	October 18, 2003	Section 4, T21S, R11W

Webster, Vista M. & Carl D. Hall	Everlast Energy LLC	2004/5354	November 25, 2003	Section 34, T20S, R11W

Wedgeworth, Ruth G.	Everlast Energy LLC	2004/27167	August 26, 2004	Section 20, T20S, R11W

Wedgworth, Tonya Lynn and husband Zachary Wedgeworth	Everlast Energy LLC	2004/5021	November 12, 2003	Section 1, T21S, R12W

Wentling, Ann Houston	Everlast Energy LLC	2003/21491	August 5, 2003	Sections 19 & 20, T20S, R11W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE

Wesley West Minerals, Ltd.	Everlast Energy LLC	2004/395	November 18, 2003	Sections 19, 21 & 31, T20S, R11W; Section 35, T20S, R12W; Section 17, T 21S, R11W; Sections 21, 27, 33 & 35, T21S, R12W

West, Barbara Ann Mason and husband, Jimmie West	Everlast Energy LLC	2003/24542	September 3, 2003	Section 10, T21S, R11W

Westside Bible Chapel of Northport, Alabama	Everlast Energy LLC	2004/12276	November 6, 2003	Section 12, T21S, R11W

Weyerhaeuser Company	Everlast Energy LLC	2003/21701	June 20, 2003	Sections 19 & 30, T20S, R 11W; Sections 1, 2, 3 10 & 15, T21S, R12W; Section 32, T22S, R11W

Wheat, Glyndon	Everlast Energy LLC	2003/24545	August 16, 2003	Section 34, T21S, R12W

Wheatley, Katherine Booth	Everlast Energy LLC	2004/5364	October 26, 2003	Section 12, T21S, R11W

Wheatley, Terry Glenn and wife, Debra Lynn Wheatley	Everlast Energy LLC	2004/5328	October 27, 2003	Section 12, T21S, R11W

White, Annie L.	EVERLAST ENERGY LLC	2005/759	January 6, 2005	Section 13, T22S, R12W

White Oak Investments, Ltd.	Everlast Energy LLC	2003/21707	July 9, 2003	Sections 14, 23 & 24, T21S, R12W

Whitehead, Christy L.	Everlast Energy LLC	2004/10417	November 16, 2003	Section 12, T21S, R11W

Whitley, Donald Ray and wife, Mildred L. Whitley	Everlast Energy LLC	2004/4941	November 4, 2003	Section 4, T21S, R11W

Whitely, Kenneth R. and wife, Juanita A. Whitley	Everlast Energy LLC	2004/3611	October 28, 2003	Section 14, T21S, R11W

Wildmon, Cynthia L.	Everlast Energy LLC	2003/22971	August 21, 2003	Sections 27 & 34, T20S, R11W

Wilhite, R. Gene and wife, Judy V. Wilhite	Everlast Energy LLC	2004/5712	November 1, 2003	Section 9, T21S, R11W

Wilkerson, Kenneth Ray and wife, Jayleen T. Wikerson	EVERLAST ENERGY LLC	2004/5028	November 13, 2003	Section 14, T22S, R12W

Williams, A.T.	EVERLAST ENERGY LLC	2004/27157	September 28, 2004	Section 22, T22S, R11W

Williams Kemp	EVERLAST ENERGY LLC	2004/27153	September 28, 2004	Section 22, T22S, R11W

Williams, Louise	EVERLAST ENERGY LLC	2004/23382	September 10, 2004	Section 20, T22S, R11W

Willmon, Jr. Joe and wife, Rhonda Willmon	Everlast Energy LLC	2004/3613	November 4, 2003	Section 1, T21S, R12W

LESSOR’S NAME	LESSEE	RECORDED Deed Book/ Page	DATE OF LEASE	SECTION TOWNSHIP & RANGE

Wilson, Annette	Everlast Energy LLC	2004/23386	July 27, 2004	Section 26, T21S, R12W

Wilson, Carolyn Smith	Everlast Energy LLC	2004/12306	December 30, 2003	Section 12, T21S, R11W

Wilson, Eugenia Davant	Everlast Energy LLC	2004/5324	November 12, 2003	Section 25, T20S, R12W; Sections 5 & 7, T21S, R11W; Section 3, T22S, R12W

Wilson, James et ux, Mary Ruth	Everlast Energy LLC	2003/21711	August 21, 2003	Section 6, T21S, R11W

Wilson, Larry E.	Everlast Energy LLC	2003/21713	August 21, 2003	Section 6, T21S, R11W

Wilson, Raymond O. and wife, Sylvia H. Wilson	Everlast Energy LLC	2004/5714	December 13, 2003	Section 1, T21S, R12W

Wilson, Sr., James D. and wife Betty J. Wilson	Everlast Energy LLC	2004/5025	September 24, 2003	Section 10, T21S, R11W

Windham, Donna K.	EVERLAST ENERGY LLC	2004/10419	January 2, 2004	Section 20, T22S, R11W

Wood, Lois B.	Everlast Energy LLC	2004/23388	July 27, 2004	Section 26, T21S, R12W

Woods, Deborah T.	Everlast Energy LLC	2004/4990	November 16, 2003	Section 12, T21S, R11W

Woods, Jimmy M. and wife, Mary D. Woods	Everlast Energy LLC	2004/4988	September 2, 2003	Section 16, T21S, R11W

Yager, Steven R. and wife, Tammy T. Yager	Everlast Energy LLC	2004/5211	December 2, 2003	Section 32, T20S, R11W

Yager, Tammy T.	Everlast Energy LLC	2004/5352	December 2, 2003	Section 32, T20S, R11W

*EVERLAST ENERGY LLC (Thornton Creek Area)

*Everlast Energy LLC (Robinson’s Bend Area)